       As filed with the Securities and Exchange Commission on July 10, 1998
--------------------------------------------------------------------------------
                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                      FORM 8-K


                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934



                                   JUNE 25, 1998
                                  (Date of Report)


                        EQUITY RESIDENTIAL PROPERTIES TRUST
               (Exact Name of Registrant as Specified in its Charter)



                                      1-12252
                               (Commission File No.)



                  MARYLAND                                 13-3675988
       (State or Other Jurisdiction                     (I.R.S. Employer
             of Incorporation)                         Identification No.)




 TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                60606
   (Address of Principal Executive Offices)                (Zip Code)


                                   (312) 474-1300
               (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Capitalized terms used but not defined in this Current Report on Form 8-K are as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, as amended by Form 10-K/A, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998.

ACQUISITIONS

As used herein, the term "Company" means Equity Residential Properties Trust ("EQR") and its subsidiaries as the survivor of the mergers between EQR and each of Wellsford Residential Property Trust ("Wellsford") (the "Wellsford Merger") and Evans Withycombe Residential, Inc. ("EWR") (the "EWR Merger"). The Company acquired 37 multifamily properties during the period from January 1, 1998 to June 25, 1998 (the "Acquired Properties"). The Company has also entered into contracts to acquire an additional 42 multifamily properties. The cash portion of these transactions was or will be primarily financed through the January 1998 Common Share Offering, the February 1998 Common Share Offerings, the March 1998 Common Share Offering, offerings completed in April 1998 and amounts available on the Company's line of credit. In April 1998, the Operating Partnership issued 6.63% unsecured notes due April 13, 2015 (the "2015 Notes") in a public debt offering. The Operating Partnership received net proceeds of approximately $298.1 million in connection with this issuance. On April 29, 1998, the Company completed an offering of 946,565 publicly registered Common Shares, which were sold at a price of $46.5459 per share (the "April 1998 Common Share Offering"). The Company received net proceeds of approximately $44.1 million in connection therewith. The terms of purchase and descriptions of the Acquired Properties follow. Expected terms of purchase and descriptions of the additional 42 multifamily properties (the "Probable Properties") are discussed in Item 5.

DESCRIPTIONS OF PROPERTIES

CITYSCAPE APARTMENTS,  ST. LOUIS PARK, MINNESOTA

On January 7, 1998, the Company acquired a multifamily property located in St. Louis Park, Minnesota ("Cityscape"). Cityscape was approximately 99% occupied as of June 22, 1998. The property consists of 156 units in a four-story residential building on approximately four acres. Amenities include a community room with fireplace, kitchen and large screen color TV, exercise room, outdoor swimming pool with sun deck plaza, gas grill picnic area, bay windows in master bedrooms, balconies/patios, full size washers/dryers, vaulted ceilings in select units, heated underground parking, and sprinkler systems. The property was constructed in 1990.

TERMS OF PURCHASE

Cityscape was purchased from an unaffiliated third party for approximately $12.3 million.

740 RIVER DRIVE APARTMENTS,  ST. PAUL, MINNESOTA

On January 9, 1998, the Company acquired a multifamily property located in St. Paul, Minnesota ("740 River Drive"). 740 River Drive was approximately 97% occupied as of June 22, 1998. The property consists of 162 units in a 23-story residential building on approximately two acres. Amenities include a party room with kitchen, exercise facility, swimming pool with sundeck, underground parking, furnished lobby, laundry room, and stackable washers/dryers in select units. The property was constructed in 1962.

TERMS OF PURCHASE

740 River Drive was purchased from an unaffiliated third party for approximately $12.8 million, which included the assumption of approximately $7 million of mortgage indebtedness.

PROSPECT TOWERS APARTMENTS,  HACKENSACK, NEW JERSEY

On January 13, 1998, the Company acquired a multifamily property located in Hackensack, New Jersey ("Prospect Towers"). Prospect Towers was approximately 97% occupied as of June 22, 1998. The property consists of 157 units in an 18-story residential building on approximately two acres and a vacant land parcel. Amenities include a health club, outdoor swimming pool with sauna, clubhouse, underground parking, 24-hour fire alarm system, and washers/dryers in each unit. The property was constructed in 1995.

TERMS OF PURCHASE

Prospect Towers was purchased from an unaffiliated third party for approximately $36.3 million, which included the assumption of approximately $14.9 million of mortgage indebtedness.

PARK PLACE APARTMENTS,  HOUSTON, TEXAS

On January 16, 1998, the Company acquired a multifamily property located in Houston, Texas ("Park Place"). Park Place was approximately 98% occupied as of June 22, 1998. The property consists of 229 units in 12 two and three-story residential buildings on approximately 12 acres. Amenities include a clubhouse, swimming pool with sundeck area, fitness center, barbeque area, attached garages/carports, washers/dryers in all units, fireplaces in select units, built in bookshelves and work areas, and extra phone/fax/computer modem lines. The property was constructed in 1996.

TERMS OF PURCHASE

Park Place was purchased from an unaffiliated third party for approximately $13.6 million, which included the assumption of approximately $10.2 million of mortgage indebtedness.

PARK WESTEND APARTMENTS,  RICHMOND, VIRGINIA

On January 16, 1998, the Company acquired a multifamily property located in Richmond, Virginia ("Park Westend"). Park Westend was approximately 96% occupied as of June 22, 1998. The property consists of 312 units in 24 two-story residential buildings on approximately 18 acres. Amenities include a clubhouse, swimming pool, jacuzzi, two lighted tennis courts, basketball court, two car wash areas, washer/dryer connections in select units, fireplaces in select units, vaulted ceilings in select units, and ceiling fans in select units. The property was constructed in 1985.

TERMS OF PURCHASE

Park Westend was purchased from an unaffiliated third party for $13.3 million, which included the assumption of approximately $7.2 million of mortgage indebtedness.

EMERALD BAY AT WINTER PARK APARTMENTS,  WINTER PARK, FLORIDA

On January 29, 1998, the Company acquired a multifamily property located in Winter Park, Florida ("Emerald Bay"). Emerald Bay was approximately 96% occupied as of June 22, 1998. The property consists of 432 units in 28 two-story residential buildings on approximately 23 acres. Amenities include a clubhouse, three swimming pools, fitness center, tennis court, playground, supervised children's activity center, three laundry centers, car wash area, sand volleyball court, and carports. The property was constructed in 1972 and renovated in 1996.

TERMS OF PURCHASE

Emerald Bay was purchased from an unaffiliated third party for approximately $15.7 million.

FARNHAM PARK APARTMENTS,  HOUSTON, TEXAS

On February 5, 1998, the Company acquired a multifamily property located in Houston, Texas ("Farnham Park"). Farnham Park was approximately 95% occupied as of June 22, 1998. The property consists of 216 units in 17 two-story residential buildings on approximately 13 acres. Amenities include a clubhouse, fitness center, swimming pool with sundeck area, barbeque area, attached garages, washers/dryers, fireplaces in select units, built in bookshelves and work areas, and extra phone/fax/computer modem lines. The property was constructed in 1996.

TERMS OF PURCHASE

Farnham Park was purchased from an unaffiliated third party for approximately $15.7 million, which included the assumption of approximately $11.5 million of mortgage indebtedness.

PLANTATION APARTMENTS,  HOUSTON, TEXAS

On February 25, 1998, the Company acquired a multifamily property located in Houston, Texas ("Plantation"). Plantation was approximately 87% occupied as of June 22, 1998. The property consists of 232 units in 36 two-story residential buildings on approximately seven acres. Amenities include a clubhouse, three swimming pools, fitness center, laundry care, lounge area with a sunroom, remote access gates, washer/dryer connections, and cathedral ceilings in select units. The property was constructed in 1969.

TERMS OF PURCHASE

Plantation was purchased from an unaffiliated third party for $10 million.

BALCONES CLUB APARTMENTS,  AUSTIN, TEXAS

On February 27, 1998, the Company acquired a multifamily property located in Austin, Texas ("Balcones Club"). Balcones Club was approximately 98% occupied as of June 22, 1998. The property consists of 312 units in 32 two and three-story residential buildings on approximately 14 acres. Amenities include a clubhouse, two swimming pools, washer/dryer connections, fireplaces in select units, vaulted ceilings in upstairs units, and select units with golf course views. The property was constructed in 1984.

TERMS OF PURCHASE

Balcones Club was purchased from an unaffiliated third party for $12.3 million.

COACH LANTERN APARTMENTS,  SCARBOROUGH, MAINE

On March 2, 1998, the Company acquired a multifamily property located in Scarborough, Maine ("Coach Lantern"). Coach Lantern was approximately 99% occupied as of June 22, 1998. The property consists of 90 units in 21 two and three-story residential buildings on approximately 46 acres. Amenities include a playground, washer/dryer connections, dishwashers, and disposals. The property was constructed in 1971 and renovated in 1981.

TERMS OF PURCHASE

Coach Lantern was purchased from an unaffiliated third party for $4.7 million.

FOXCROFT APARTMENTS,  SCARBOROUGH, MAINE

On March 2, 1998, the Company acquired a multifamily property located in Scarborough, Maine ("Foxcroft"). Foxcroft was approximately 99% occupied as of June 22, 1998. The property consists of 104 units in 15 two-story residential buildings on approximately 26 acres. Amenities include a playground, washer/dryer connections, dishwashers, and disposals. The property was constructed between 1977 and 1979.

TERMS OF PURCHASE

Foxcroft was purchased from an unaffiliated third party for $4.9 million.

YARMOUTH WOODS APARTMENTS,  YARMOUTH, MAINE

On March 2, 1998, the Company acquired a multifamily property located in Yarmouth, Maine ("Yarmouth Woods"). Yarmouth Woods was approximately 99% occupied as of June 22, 1998. The property consists of 138 units in 19 two-story residential buildings on approximately 31 acres. Amenities include on site laundry facilities, washer/dryer connections, playground, dishwashers, and garbage disposals. The property was constructed in phases between 1972 and 1978.

TERMS OF PURCHASE

Yarmouth Woods was purchased from an unaffiliated third party for $6.6 million.

ROLIDO PARQUE APARTMENTS,  HOUSTON, TEXAS

On March 20, 1998, the Company acquired a multifamily property located in Houston, Texas ("Rolido Parque"). Rolido Parque was approximately 99% occupied as of June 22, 1998. The property consists of 369 units in 17 two and three-story residential buildings on approximately nine acres. Amenities include a clubhouse, two outdoor swimming pools, two jacuzzis, fitness center, two tennis courts, lounge area with sunroom, remote access gates, video library, washer/dryer connections, and cathedral ceilings in select units. The property was constructed in 1978.

TERMS OF PURCHASE

Rolido Parque was purchased from an unaffiliated third party for approximately $10.8 million, which included the assumption of approximately $7.2 million of mortgage indebtedness.

THE TRAILS OF VALLEY RANCH APARTMENTS,  IRVING, TEXAS

On March 26, 1998, the Company acquired a multifamily property located in Irving, Texas ("Trails of Valley Ranch"). Trails of Valley Ranch was approximately 92% occupied as of June 22, 1998. The property consists of 216 units in 29 two-story residential buildings on approximately 11 acres. Amenities include a clubhouse, swimming pool, fitness center, sauna, jacuzzi, wet bars and vaulted ceilings in select units, fireplaces, washers/dryers, covered parking, and alarm systems. The property was constructed in 1986.

TERMS OF PURCHASE

Trails of Valley Ranch was purchased from an unaffiliated third party for $10.7 million.

FAIRFIELD APARTMENTS, STAMFORD, CONNECTICUT

On March 26, 1998, the Company acquired a multifamily property located in Stamford, Connecticut ("Fairfield"). Fairfield was approximately 99% occupied as of June 22, 1998. The property consists of 263 units in two four-story residential buildings on approximately five acres. Amenities include a swimming pool, health club/fitness room, parking structure with secured access, gourmet eat-in kitchen, washers/dryers, fireplaces in select units, and vaulted ceilings in select units. The property was constructed in 1996.

TERMS OF PURCHASE

Fairfield was purchased from an unaffiliated third party for $45.5 million, which included the assumption of approximately $35.6 million of mortgage indebtedness.

HARBOR POINTE APARTMENTS, MILWAUKEE, WISCONSIN

On April 1, 1998, the Company acquired a multifamily property located in Milwaukee, Wisconsin ("Harbor Pointe"). Harbor Pointe was approximately 94% occupied as of June 22, 1998. The property consists of 595 units in 41 three-story residential buildings on approximately 33 acres. Amenities include a clubhouse, indoor swimming pool, jacuzzi, sauna, bar and lounge, three party rooms, health club/fitness center, underground parking, attached garages in select units, washers/dryers in select units, sand volleyball court, two tennis courts, playground, gas fireplaces in select units, and vaulted ceilings in select units. The property was constructed in 1970 and renovated in 1990.

TERMS OF PURCHASE

Harbor Pointe was purchased from an unaffiliated third party for approximately $24 million, which included $12 million of mortgage indebtedness and the issuance of 46,291 OP units having a value of approximately $2.3 million.

SONTERRA AT FOOTHILL RANCH APARTMENTS, FOOTHILL RANCH, CALIFORNIA

On April 1, 1998, the Company acquired a multifamily property located in Foothill Ranch, California ("Sonterra"). Sonterra was approximately 97% occupied as of June 22, 1998. The property consists of 300 units in 13 three-story residential buildings on approximately 14 acres. Amenities include a clubhouse, business resource center, swimming pool, spa, fitness center, washer/dryer hook-ups, walk in closets, central laundry facility, fireplaces in select units, security access gates, and extended balconies. The property was constructed in 1997.

TERMS OF PURCHASE

Sonterra was purchased from an unaffiliated third party for $31.5 million.

VISTA POINTE AT THE VALLEY APARTMENTS, IRVING, TEXAS

On April 7, 1998, the Company acquired a multifamily property located in Irving, Texas ("Vista Pointe"). Vista Pointe was approximately 94% occupied as of June 22, 1998. The property consists of 231 units in 19 two-story residential buildings on approximately 14 acres. Amenities include a clubhouse, two swimming pools, fitness center, sports court, sand volleyball court, controlled access gate, attached direct-access garages in select units, wood burning fireplaces, and washer/dryer connections. The property was constructed during 1996.

TERMS OF PURCHASE

Vista Pointe was purchased from an unaffiliated third party for $18.6 million.

EMERSON PLACE APARTMENTS, BOSTON, MASSACHUSETTS

On April 23, 1998, the Company acquired a multifamily property located in Boston, Massachusetts ("Emerson Place"). Emerson Place was approximately 98% occupied as of June 22, 1998. The property consists of 462 units in one 17-story, one 24-story and 2 two-story residential buildings on approximately 48 acres. Amenities include a laundry facility, intercom system, garage parking, and dishwashers. The property was constructed in 1962.

TERMS OF PURCHASE

Emerson Place was purchased from an unaffiliated third party for $72.5 million.

SIERRA CANYON APARTMENTS,  CANYON COUNTRY, CALIFORNIA

On May 13, 1998, the Company acquired a multifamily property located in Canyon Country, California ("Sierra Canyon"). Sierra Canyon was approximately 97% occupied as of June 22, 1998. The property consists of 232 units in 16 two-story residential buildings on approximately eight acres. Amenities include a clubhouse with fireplace, heated swimming pool, spa, fitness center, and two laundry facilities. The property was constructed in 1987.

TERMS OF PURCHASE

Sierra Canyon was purchased from an unaffiliated third party for approximately $15.9 million, which included the issuance of 90,445 OP units having a value of approximately $4.5 million.

NORTHRIDGE APARTMENTS, PLEASANT HILL, CALIFORNIA

On May 14, 1998, the Company acquired a multifamily property located in Pleasant Hill, California ("Northridge"). Northridge was approximately 98% occupied as of June 22, 1998. The property consists of 221 units in 15 two and three-story residential buildings on approximately 15 acres. Amenities include a clubhouse, two swimming pools, jacuzzi, two spas, garages, fireplaces, and washers/dryers in select units. The property was constructed in 1974.

TERMS OF PURCHASE

Northridge was purchased from an unaffiliated third party for $20 million.

THE ARBORETUM APARTMENTS, CANTON, MASSACHUSETTS

On May 22, 1998, the Company acquired a multifamily property located in Canton, Massachusetts ("Arboretum"). Arboretum was approximately 98% occupied as of June 22, 1998. The property consists of 156 units in six residential buildings on approximately 40 acres. Amenities include a clubhouse, swimming pool, washer/dryer connections, and laundry rooms. The property was constructed in 1989.

TERMS OF PURCHASE

Arboretum was purchased from an unaffiliated third party for $15.2 million.

TOWNHOMES OF MEADOWBROOK APARTMENTS,  AUBURN HILLS, MICHIGAN

On May 28, 1998, the Company acquired a multifamily property located in Auburn Hills, Michigan ("Townhomes of Meadowbrook"). Townhomes of Meadowbrook was approximately 94% occupied as of June 22, 1998. The property consists of 230 units in 23 two-story residential buildings on approximately eight acres. Amenities include a clubhouse, swimming pool with sundeck, jogging trail, sand volleyball court, washers/dryers, vaulted ceilings, fireplaces, and loft bedrooms in select units. The property was constructed in 1988.

TERMS OF PURCHASE

Townhomes of Meadowbrook was purchased from an unaffiliated third party for $13.7 million, which included the assumption of approximately $10.2 million of mortgage indebtedness.

WOODRIDGE APARTMENTS,  EAGAN, MINNESOTA

On May 28, 1998, the Company acquired a multifamily property located in Eagan, Minnesota ("Woodridge"). Woodridge was approximately 100% occupied as of June 21, 1998. The property consists of 200 units in two three-story residential buildings on approximately 13 acres. Amenities include a party room, exercise room, whirlpool and sauna in each building, and heated underground parking. The property was constructed in 1986.

TERMS OF PURCHASE

Woodridge was purchased from an unaffiliated third party for approximately $11.6 million, which included the assumption of $7.8 million of mortgage indebtedness.

BROOKSIDE APARTMENTS,  BOULDER, COLORADO

On June 1, 1998, the Company acquired a multifamily property located in Boulder, Colorado ("Brookside"). Brookside was approximately 97% occupied as of June 20, 1998. The property consists of 144 units in six residential buildings on approximately five acres. Amenities include a swimming pool with sundeck, clubhouse, stackable washer/dryer units, and fireplaces in most units. The property was constructed in 1993.

TERMS OF PURCHASE

Brookside was purchased from an unaffiliated third party for $13.8 million.

GREYSTONE APARTMENT HOMES,  ATLANTA, GEORGIA

On June 10, 1998, the Company acquired a multifamily property located in Atlanta, Georgia ("Greystone"). Greystone was approximately 89% occupied as of June 22, 1998. The property consists of 150 units in 25 residential buildings on approximately nine acres. Amenities include an outdoor swimming pool, laundry room, playground, and enclosed patios. The property was constructed in 1960 and renovated in 1997.

TERMS OF PURCHASE

Greystone was purchased from an unaffiliated third party for approximately $7.4 million.

COCONUT PALM CLUB APARTMENT HOMES,  COCONUT CREEK, FLORIDA

On June 11, 1998, the Company acquired a multifamily property located in Coconut Creek, Florida ("Coconut Palm Club"). Coconut Palm Club was approximately 90% occupied as of June 21, 1998. The property consists of 300 units in 14 residential buildings on approximately 16 acres. Amenities include a swimming pool, racquetball court, volleyball court, picnic area, clubhouse and car wash area. The property was constructed in 1992.

TERMS OF PURCHASE

Coconut Palm Club was purchased from an unaffiliated third party for approximately $20.3 million.

PORTSIDE TOWERS APARTMENTS,  JERSEY CITY, NEW JERSEY

On June 11, 1998, the Company acquired a multifamily property located in Jersey City, New Jersey ("Portside Towers"). Portside Towers was approximately 99% occupied as of June 22, 1998. The property consists of 527 units in two high-rise residential buildings on approximately six acres. Amenities include a fitness center, sauna, indoor playroom, outdoor tot lot, two tennis courts, one sport court, washers/dryers, and laundry rooms. The property was constructed in phases between 1992 and 1997.

TERMS OF PURCHASE

Portside Towers was purchased from an unaffiliated third party for approximately $119 million, which included the assumption of mortgage indebtedness of approximately $58.5 million .

DEFOOR VILLAGE APARTMENTS,  ATLANTA, GEORGIA

On June 16, 1998, the Company acquired a multifamily property located in Atlanta, Georgia ("Defoor Village"). Defoor Village was approximately 100% occupied as of June 29, 1998. The property consists of 156 units in four residential buildings on approximately five acres. Amenities include a clubhouse, fitness center, central laundry room, and a resident business center. The property was constructed in 1997.

TERMS OF PURCHASE

Defoor Village was purchased from an unaffiliated third party for $13.5 million, which included the issuance of 14,588 OP units with a value of approximately $0.7 million.

PLANTATION RIDGE APARTMENTS,  MARIETTA, GEORGIA

On June 16, 1998, the Company acquired a multifamily property located in Marietta, Georgia ("Plantation Ridge"). Plantation Ridge was approximately 95% occupied as of June 29, 1998. The property consists of 454 units in 46 residential buildings on approximately 33 acres. Amenities include a clubhouse, car wash, six lighted tennis courts, picnic area, boat storage, bi-level waterfall swimming pool, and laundry facilities. The property was constructed in 1975.

TERMS OF PURCHASE

Plantation Ridge was purchased from an unaffiliated third party for $23.2 million, which included the issuance of 43,798 OP units with a value of approximately $2.1 million.

WYNBROOK APARTMENTS,  NORCROSS, GEORGIA

On June 18, 1998 the Company acquired a multifamily property located in Norcross, Georgia ("Wynbrook"). Wynbrook was approximately 93% occupied as of June 29, 1998. The property consists of 318 units in 30 residential buildings on approximately 25 acres. Amenities include two swimming pools, playground, two laundry facilities, car wash, and picnic area. The property was constructed in phases between 1972 and 1976.

TERMS OF PURCHASE

Wynbrook was purchased from an unaffiliated third party for $13.5 million, which included the issuance of 4,700 OP units with a value of approximately $0.2 million.


THE TCRS PORTFOLIO TRANSACTION

This acquisition consisted of the following five properties.

DESCRIPTION OF PROPERTIES

THE GATES AT CARLSON CENTER APARTMENTS, MINNETONKA, MINNESOTA

On April 1, 1998, the Company acquired a multifamily property located in Minnetonka, Minnesota ("Gates at Carlson"). Gates at Carlson was approximately 100% occupied as of June 22, 1998. The property consists of 435 units in six three-story residential buildings on approximately 32 acres. Amenities include a clubhouse with exercise room, swimming pool, spa, washers/dryers, tennis court, elevators, fireplaces and vaulted ceilings in select units, and sub-surface parking. The property was constructed in 1989.

GLENGARRY CLUB APARTMENTS, BLOOMINGTON, ILLINOIS

On April 1, 1998, the Company acquired a multifamily property located in Bloomington, Illinois ("GlenGarry Club"). GlenGarry Club was approximately 97% occupied as of June 22, 1998. The property consists of 250 units in nine two and three-story residential buildings on approximately 15 acres. Amenities include a clubhouse with exercise room, swimming pool, two tennis courts, basketball court, volleyball court, garages, and fireplaces in select units. The property was constructed in 1989.

PLUM TREE I, II, AND III APARTMENTS,  HALES CORNERS, WISCONSIN

On April 1, 1998, the Company acquired a multifamily property located in Hales Corners, Wisconsin ("Plum Tree"). Plum Tree was approximately 97% occupied as of June 23, 1998. The property consists of 332 units in 36 two-story residential buildings on approximately 17 acres. Amenities include a clubhouse with exercise room, swimming pool, spa, washers/dryers, wood-burning fireplaces in select units, and garages. The property was constructed in 1989.

RAVINIA APARTMENTS,  GREENFIELD, WISCONSIN

On April 1, 1998, the Company acquired a multifamily property located in Greenfield, Wisconsin ("Ravinia"). Ravinia was approximately 97% occupied as of June 22, 1998. The property consists of 206 units in 12 two-story residential buildings on approximately 18 acres. Amenities include a clubhouse with exercise room, swimming pool, garages, washers/dryers, and wood burning fireplaces in select units. The property was constructed in 1991.

WOODLANDS APARTMENTS,  BROOKFIELD, WISCONSIN

On April 1, 1998, the Company acquired a multifamily property located in Brookfield, Wisconsin ("Woodlands"). Woodlands was approximately 98% occupied as of June 23, 1998. The property consists of 148 units in 34 two-story residential buildings on approximately 35 acres. Amenities include a clubhouse with exercise room, swimming pool, attached garages, washers/dryers, and wood burning fireplaces. The property was constructed in 1990.

TERMS OF PURCHASE

The aggregate purchase price of the TCRS Portfolio was approximately $95.7 million, which included $50 million of mortgage indebtedness and the issuance of 124,398 OP units with a value of approximately $6.3 million.

CROSS CREEK APARTMENTS,  MATTHEWS, NORTH CAROLINA

On June 24, 1998, the Company acquired a multifamily property located in Matthews, North Carolina ("Cross Creek"). Cross Creek was approximately 91% occupied as of June 26, 1998. The property consists of 420 units in 20 two and three-story residential buildings on approximately 35 acres. Amenities include a clubhouse, two swimming pools, two tennis courts, fitness center, sand volleyball court, fireplaces in select units, and a playground. The property was constructed in 1989.

TERMS OF PURCHASE

Cross Creek was purchased from an unaffiliated third party for $23.4 million.

The Company is currently providing management services for all of the Acquired Properties.

ITEM 5. OTHER EVENTS

The Company entered into various contracts with unaffiliated third parties to acquire 42 multifamily properties. Below are the expected terms and the descriptions of the properties which the Company deems to be probable acquisitions (the "Probable Properties").

LEXINGTON VILLAGE APARTMENTS,  ALPHARETTA, GEORGIA

Lexington Village ("Lexington Village") is a 352-unit multifamily property located in Alpharetta, Georgia. The property consists of 24 residential buildings on approximately 36 acres. Amenities include a clubhouse, activity center, car wash, swimming pool, tennis courts, volleyball court, fitness center, laundry facility, and a resident business center. The property was constructed in 1995.

EXPECTED TERMS OF PURCHASE

Lexington Village is expected to be purchased from an unaffiliated third party for approximately $24.5 million, which will include the assumption of approximately $18.8 million of mortgage indebtedness and the issuance of approximately 25,000 OP Units with a value of approximately $1.3 million.

MARTINS LANDING APARTMENTS, ATLANTA, GEORGIA

Martins Landing ("Martins Landing") is a 300-unit multifamily property located in Roswell, Georgia. The property consists of 24 three-story residential buildings on approximately 20 acres. Amenities include a swimming pool, fitness center, tennis court, clubhouse, playground, jogging trails, and a basketball court. The property was constructed in 1972 and renovated in 1992.

EXPECTED TERMS OF PURCHASE

Martins Landing is expected to be purchased from an unaffiliated third party for approximately $18.1 million, which will include the assumption of approximately $13 million of mortgage indebtedness.

THE LAKES AT VININGS APARTMENTS,  ATLANTA, GEORGIA

Lakes at Vinings ("Lakes at Vinings") is a 464-unit multifamily property located in Atlanta, Georgia. The property consists of 31 two and three-story residential buildings on approximately 38 acres. Amenities include a swimming pool, fitness center, tennis court, clubhouse, volleyball court, jogging trails, and picnic areas. The property was constructed in phases between 1972 and 1975, and renovated in 1994.

EXPECTED TERMS OF PURCHASE

Lakes at Vinings is expected to be purchased from an unaffiliated third party for approximately $27.9 million, which will include the assumption of approximately $22.5 million of mortgage indebtedness.

THE LINCOLN PROPERTY TRANSACTION

This probable acquisition includes the following 25 properties.

DESCRIPTIONS OF PROPERTIES

ALDERWOOD PARK APARTMENTS, LYNWOOD, WASHINGTON

Alderwood Park Apartments ("Alderwood Park") is a 188-unit multifamily property located in Lynwood, Washington. The property consists of 14 two-story residential buildings on approximately 10 acres. Amenities include a swimming pool, spa, clubhouse with lounge, modern exercise facility, suntan salon, sport court, playground, private patios/decks, fireplaces, and washers/dryers in select units. The property was constructed in 1982.

BELLEVUE MEADOWS APARTMENTS, BELLEVUE, WASHINGTON

Bellevue Meadows Apartments ("Bellevue Meadows") is a 180-unit multifamily property located in Bellevue, Washington. The property consists of 15 two-story residential buildings on approximately nine acres. Amenities include a heated swimming pool, exercise/weight room, tanning room, tennis court, clubhouse, game room, indoor spa, volleyball court, washers/dryers, private patios/decks, wood-burning brick fireplaces, cable TV, dishwashers, and covered parking. The property was constructed in 1983.

BRAMBLEWOOD APARTMENTS,  SAN JOSE, CALIFORNIA

Bramblewood Apartments ("Bramblewood") is a 108-unit multifamily property located in San Jose, California. The property consists of 10 two and three-story residential buildings on approximately five acres. Amenities include a swimming pool, spa, covered parking, barbecue area, patios/balconies, and washer/dryer hook-ups. The property was constructed in 1986.

BRIARWOOD APARTMENTS,  SUNNYVALE, CALIFORNIA

Briarwood Apartments ("Briarwood") is a 192-unit multifamily property located in Sunnyvale, California. The property consists of nine residential buildings on approximately eight acres. Amenities include a clubhouse, swimming pool, spa, playground, basketball court, barbecue area, covered parking, private patios/balconies, washer/dryer connections, air conditioning, and dishwashers. The property was constructed in 1985.

CEDAR POINTE APARTMENTS,  SAN RAMON, CALIFORNIA

Cedar Pointe Apartments ("Cedar Pointe") is a 248-unit multifamily property located in San Ramon, California. The property consists of 16 two-story residential buildings on approximately 12 acres. Amenities include a swimming pool, spa, fitness center, two playground areas, covered parking, private patios/decks, ceiling fans, washer/dryer connections, air conditioning, and
dishwashers.   The property was constructed in 1984.

CHELSEA SQUARE APARTMENTS,  REDMOND, WASHINGTON

Chelsea Square Apartments ("Chelsea Square") is a 113-unit multifamily property located in Redmond, Washington. The property consists of six 2 and one half-story residential buildings on approximately four acres. Amenities include a swimming pool, exercise room, suntan room, hot tub spa, fireplaces, breakfast bars, washers/dryers, volume ceilings, and a clubhouse with wet bar, TV and meeting lounge. The property was constructed in 1991.

CREEKSIDE APARTMENTS,  SAN MATEO, CALIFORNIA

Creekside Apartments ("Creekside") is a 192-unit multifamily property located in San Mateo, California. The property consists of 13 two-story residential buildings on approximately seven acres. Amenities include a clubhouse, barbecue area, swimming pool, spa, tanning salon, security parking, covered and garage parking, playground, balconies/patios, and washer/dryer. The property was constructed in 1985.

GRANDVIEW APARTMENTS, LAS VEGAS, NEVADA

Grandview Apartments ("Grandview") is a 456-unit multifamily property located in Las Vegas, Nevada. The property consists of 26 two-story residential buildings on approximately 19 acres. Amenities include a swimming pool, volleyball court, spa, clubhouse, two laundry facilities, playground, tennis court, ceiling fans, private patio/balconies, and covered parking. The property was constructed in 1980.

GREENHAVEN APARTMENTS,  UNION CITY, CALIFORNIA

Greenhaven Apartments ("Greenhaven") is a 250-unit multifamily property located in Union City, California. The property consists of 16 one, two, and three-story residential buildings on approximately ten acres. Amenities include a solar heated pool, therapy spa, covered parking, exercise studio, three laundry rooms, and private patios/balconies. The property was constructed in 1983.

LINCOLN GREEN I AND II APARTMENTS,  SUNNYVALE ,CALIFORNIA

Lincoln Green I and II Apartments ('Lincoln Green I and II") is a 174-unit multifamily property located in Sunnyvale, California. The property consists of nine two-story residential buildings on approximately seven acres. Amenities include a swimming pool, spa, exercise/weight room, covered parking, and private patios/decks. The property was constructed in two phases in 1979.

LINCOLN VILLAGE I AND II APARTMENTS,  LARKSPUR, CALIFORNIA

Lincoln Village I and II Apartments ("Lincoln Village I and II")is a 342-unit multifamily property located in Larkspur, California. The property consists of 16 two and three-story residential buildings on approximately 17 acres. Amenities include two solar heated pools, clubhouse, tennis court, jacuzzi spa, fitness center, dry saunas, covered parking, corporate/furnished suites, 24 hour emergency service, vaulted ceilings, and private balconies/patios. The property was constructed in 1980.

MOUNTAIN SHADOWS APARTMENTS, LAS VEGAS, NEVADA

Mountain Shadows Apartments ("Mountain Shadows") is a 300-unit multifamily property located in Las Vegas, Nevada. The property consists of 19 two-story residential buildings on approximately 12 acres. Amenities include a clubhouse, swimming pool, playground, tennis court, basketball court, barbecue area, laundry room, ceiling fans in select units, and patios/balconies. The property was constructed in 1979.

NORTH CREEK APARTMENTS,  EVERETT, WASHINGTON

North Creek Apartments ("North Creek") is a 264-unit multifamily property located in Everett, Washington. The property consists of 26 two-story residential buildings on approximately 17 acres. Amenities include a heated pool, jacuzzi, clubhouse, covered parking, basketball court, washers/dryers in select units, wood burning fireplaces, and private patios/balconies. The property was constructed during 1986.

OLDE REDMOND PLACE APARTMENTS,  REDMOND, WASHINGTON

Olde Redmond Place Apartments ("Olde Redmond Place") is a 192-unit multifamily property located in Redmond, Washington. The property consists of 16 three-story residential buildings on approximately 14 acres. Amenities include a heated swimming pool, indoor spa, tanning salon, cabana, exercise/weight room, tennis court, playground, brick fireplaces, washers/dryers, cathedral ceilings, private patios/decks, and covered parking. The property was constructed in 1986.

PARKSIDE APARTMENTS,  UNION CITY, CALIFORNIA

Parkside Apartments ("Parkside") is a 208-unit multifamily property located in Union City, California. The property consists of 16 two-story residential buildings on approximately seven acres. Amenities include a swimming pool, sauna, covered parking, fully equipped laundry rooms, and private patios/balconies. The property was constructed in 1979.

SKYLARK APARTMENTS,  UNION CITY, CALIFORNIA

Skylark Apartments ("Skylark") is a 174-unit multifamily property located in Union City, California. The property consists of nine one, two, and three-story residential buildings on approximately seven acres. Amenities include a free-form pool and spa, recreation center, covered and underground parking, exercise room, and on-site ice machines. The property was constructed in 1986.

SOUTHWOOD APARTMENTS,  PALO ALTO, CALIFORNIA

Southwood Apartments ("Southwood") is a 99-unit multifamily property located in Palo Alto, California. The property consists of five two and three-story residential buildings on approximately four acres. Amenities include units with double master suites, washer/dryer connections, and private patios/balconies. The property was constructed in 1985.

SUMMERWOOD APARTMENTS,  HAYWARD, CALIFORNIA

Summerwood Apartments ("Summerwood") is a 162-unit multifamily property located in Hayward, California. The property consists of 12 two-story residential buildings on approximately six acres. Amenities include a solar-heated pool, sauna, fitness center, covered parking, laundry facilities, private balconies/ patios, and outdoor storage closets. The property was constructed in 1982.

SURREY DOWNS APARTMENTS,  BELLEVUE, WASHINGTON

Surrey Downs Apartments ("Surrey Downs") is a 122-unit multifamily property located in Bellevue, Washington. The property consists of 13 two and three-story residential buildings on approximately seven acres. Amenities include a heated swimming pool, spa, sports court, clubhouse, exercise room, indoor sauna, brick fireplaces, private patios/decks with storage closets, washers/dryers, private pond, and a courtyard fountain. The property was constructed in 1986.

TIMBERWOOD APARTMENTS, AURORA, COLORADO

Timberwood Apartments ("Timberwood") is a 336-unit multifamily property located in Aurora, Colorado. The property consists of 22 two-story residential buildings on approximately 15 acres. Amenities include free covered parking, two heated swimming pools, two tennis courts, indoor jacuzzi, volleyball court, clubhouse, playgrounds, four laundry rooms, washer/dryer, private patios, and brick fireplaces. The property was constructed in 1983.

TURF CLUB APARTMENTS, LITTLETON, COLORADO

Turf Club Apartments ("Turf Club") is a 324-unit multifamily property located in Littleton, Colorado. The property consists of 15 three-story residential buildings on approximately 12 acres. Amenities include an exercise room, indoor spa, swimming pool, fireplace, washer/dryer, private balconies/patios and a business center equipped with internet accessing computer, fax machine and copy machine. The property was constructed in 1986.

WILLOWICK APARTMENTS, AURORA, COLORADO

Willowick Apartments ("Willowick") is a 100-unit multifamily property located in Aurora, Colorado. The property consists of seven two-story residential building on approximately five acres. Amenities include covered parking, heated swimming pool, clubhouse/activity center, play area for children, laundry facilities, fireplaces, and private patios. The property was constructed in 1980.

WOODLAKE APARTMENTS, KIRKLAND,  WASHINGTON

Woodlake Apartments ("Woodlake") is a 288-unit multifamily property located in in Kirkland, Washington. The property consists of 18 two-story residential buildings on approximately 24 acres. Amenities include a clubhouse, heated swimming pool, poolside cabana, spa, exercise room, tanning room, sauna, tennis court, sport/basketball court, playground, covered parking, dishwashers, disposals, and vaulted ceilings in select units. The property was constructed in 1984.

WOODLEAF APARTMENTS, CAMPBELL,  CALIFORNIA

Woodleaf Apartments ("Woodleaf") is a 178-unit multifamily property located in Campbell, California. The property consists of nine two and three-story residential buildings on approximately seven acres. Amenities include a swimming pool, jacuzzi, fitness center, tanning salon, billiards table, media center, and private patios/balconies. The property was constructed in 1984.

WOODRIDGE APARTMENTS, AURORA, COLORADO

Woodridge Apartments ("Woodridge") is a 584-unit multifamily property located in Aurora, Colorado. The property consists of 42 two-story residential buildings on approximately 29 acres. Amenities include five heated swimming pools, basketball and tennis courts, children's play areas, picnic and barbecue areas, fireplaces, and private patios/balconies. The property was constructed in three phases between 1980 and 1982.

EXPECTED TERMS OF PURCHASE

The aggregate purchase price of the 25 properties included in the Lincoln Property Transaction ("Lincoln Probable Properties") is approximately $465.3 million, which includes the assumption of mortgage indebtedness of approximately $60.7 million and the issuance of approximately 2.2 million OP units having a value of approximately $109.7 million.


THE MAGNUM TRANSACTION

This probable acquisition consists of the following ten properties.

DESCRIPTIONS OF PROPERTIES

THE BROADWAY APARTMENTS,  GARLAND, TEXAS

The Broadway Apartments ("Broadway") is a 288-unit multifamily property located in Garland, Texas. The property consists of 20 two-story residential buildings on approximately 12 acres. Amenities include a clubhouse, two swimming pools, laundry facility, ceiling fans, balconies/patios, washer/dryer connections, and fireplaces in select units. The property was constructed in 1983.

CEDAR RIDGE APARTMENTS,  ARLINGTON, TEXAS

Cedar Ridge Apartments ("Cedar Ridge") is a 121-unit multifamily property located in Arlington, Texas. The property consists of 50 two-story residential buildings on approximately 12 acres. Amenities include two swimming pools, ceiling fans, washer/dryer connections, fireplaces in select units, security patrol, and garage parking. The property was constructed in 1980.

FIELDER CROSSING APARTMENTS,  ARLINGTON, TEXAS

Fielder Crossing Apartments ("Fielder Crossing") is a 119-unit multifamily property located in Arlington, Texas. The property consists of 14 two-story residential buildings on approximately three acres. Amenities include a clubhouse, jacuzzi, private alarms, and balconies/patios in each unit. The property was constructed in 1980.

LAKESHORE AT PRESTON APARTMENTS,  PLANO, TEXAS

Lakeshore at Preston Apartments ("Lakeshore at Preston") is a 302-unit multifamily property located in Plano, Texas. The property consists of 14 two and three-story residential buildings on approximately 19 acres. Amenities include a clubhouse, two swimming pools, jacuzzi, fitness center, sand volleyball court, jogging trail, fountained lake, outdoor grills, access gates, private alarms, and balconies/patios in each unit. The property was constructed in 1992.

LAKEWOOD GREENS APARTMENTS,  DALLAS, TEXAS

Lakewood Greens Apartments ("Lakewood Greens") is a 252-unit multifamily property located in Dallas, Texas. The property consists of 23 two and three-story residential buildings on approximately 10 acres. Amenities include a clubhouse, swimming pool, jacuzzi, fitness center, access gates, two laundry rooms, security patrols, and balconies/patios in each unit. The property was constructed in 1986.

PLEASANT RIDGE APARTMENTS,  ARLINGTON, TEXAS

Pleasant Ridge Apartments ("Pleasant Ridge") is a 63-unit multifamily property located in Arlington, Texas. The property consists of 16 one-story residential buildings on approximately four acres. Amenities include a swimming pool, jacuzzi, ceiling fans, balconies/patios, washer/dryer connections, and fireplaces. The property was constructed in 1982.

RIVER PARK APARTMENTS,  FORT WORTH, TEXAS

River Park Apartments ("River Park") is a 280-unit multifamily property located in Fort Worth, Texas. The property consists of 29 two and three-story residential buildings on approximately 10 acres. Amenities include a clubhouse, swimming pool, jacuzzi, two laundry facilities, private alarms, balconies/patios, washer/dryer connections, and fireplaces in select units. The property was constructed in 1984.

SANDSTONE AT BEAR CREEK APARTMENTS,  EULESS, TEXAS

Sandstone at Bear Creek Apartments ("Sandstone") is a 40-unit multifamily property located in Euless, Texas. The property consists of eight one-story residential buildings on approximately five acres. Amenities include a swimming pool, monitored alarm system, fireplaces, balconies or patios, washer/dryer connections, and volume/cathedral ceilings in select units. The property was constructed in 1988.

VILLAS OF JOSEY RANCH APARTMENTS,  CARROLLTON, TEXAS

Villas of Josey Ranch Apartments ("Villas of Josey Ranch") is a 198-unit multifamily property located in Carrollton, Texas. The property consists of 22 two-story residential buildings on approximately 12 acres. Amenities include a clubhouse, two swimming pools, two laundry facilities, private alarms, washer /dryer connections, and balconies/patios in each unit. The property was constructed in 1986.

WIMBLEDON OAKS APARTMENTS,  ARLINGTON, TEXAS

Wimbledon Oaks Apartments ("Wimbledon Oaks") is a 248-unit multifamily property located in Arlington, Texas. The property consists of 14 two and three-story residential buildings on approximately nine acres. Amenities include a clubhouse, swimming pool with fountain, exercise room, jacuzzi, sauna, access gate, picnic area with grills, balconies or patios, washer/dryer connections, and fireplaces in select units. The property was constructed in 1985.

EXPECTED TERMS OF PURCHASE

The aggregate purchase price of the 10 properties included in the Magnum Transaction ("Magnum Probable Properties") is approximately $82.4 million, which includes the assumption of approximately $59.5 million of mortgage indebtedness.


THE FREDERICK TRANSACTION

This probable acquisition includes the following four properties.

DESCRIPTIONS OF PROPERTIES

OVERLOOK MANOR I & II APARTMENTS,  FREDERICK, MARYLAND

Overlook Manor I & II Apartments ("Overlook Manor I & II") is a 290-unit multifamily property located in Frederick, Maryland. The property consists of 23 three-story residential buildings on approximately 17 acres. Amenities include two swimming pools, two playgrounds, two tennis courts, and laundry facilities. The property was constructed in phases between 1980 and 1985.

TILLMAN PLACE APARTMENTS,  FREDERICK, MARYLAND

Tillman Place Apartments ("Tillman Place") is a 64-unit multifamily property located in Frederick, Maryland. The property consists of nine two-story residential buildings on approximately two acres. Amenities include a swimming pool, tennis court, and day care. The property was constructed in 1986.

THE WILLOWS APARTMENTS,  FREDERICK, MARYLAND

The Willows Apartments ("The Willows") is a 204-unit multifamily property located in Frederick, Maryland. The property consists of 13 four-story residential buildings on approximately 11 acres. Amenities include a clubhouse, swimming pool, car wash facility, and three playgrounds. The property was constructed in 1979.

EXPECTED TERMS OF PURCHASE

The aggregate purchase price of the four properties included in the Frederick Transaction ("Frederick Probable Properties") is approximately $26.9 million, which includes the assumption of approximately $5.9 million of mortgage indebtedness.

The Company expects to provide property management services for the Probable Properties subsequent to the date of acquisition by the Company.

The closings of the Probable Properties are subject to certain contingencies and conditions, therefore, there can be no assurance that any or all of these transactions will be consummated, or that the final terms thereof will not differ in material respects from those summarized above.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


     C.   EXHIBITS
          23   CONSENT OF ERNST & YOUNG LLP


          No information is required under Items 1, 3, 4, and 6, and these items have therefore been omitted.

                         EQUITY RESIDENTIAL PROPERTIES TRUST


                     PRO FORMA CONDENSED CONSOLIDATED STATEMENTS






                         REQUIRED UNDER ITEM 7(b) OF FORM 8-K

                        EQUITY RESIDENTIAL PROPERTIES TRUST
               PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Capitalized terms used but not defined in this Current Report on Form 8-K are as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, as amended by Form 10-K/A, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998 and Statements of Operations for the three months ended March 31, 1998 and for the year ended December 31, 1997 have been presented as if the January 1998 Common Share Offering, the February 1998 Common Share Offerings, the March 1998 Common Share Offering, the issuance of $300,000,000 of 6.63% unsecured notes due April 13, 2015 (the "2015 Notes"), the sale of 946,565 Common Shares at $46.5459 (the "April Common Share Offering") and the acquisition or expected acquisition of 79 multifamily properties, including the related assumption of $412.6 million of mortgage indebtedness, had occurred on March 31, 1998 with respect to the March 31, 1998 balance sheet, January 1, 1998 with respect to the statement of operations for the three months ended March 31, 1998 and January 1, 1997 with respect to the statement of operations for the year ended December 31, 1997. Fifteen of the Acquired Properties are included in the Company's Historical Balance Sheet as of March 31, 1998 and all of the remaining properties are included on a pro forma basis as described in Note A and Note B of the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998.

The unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results of future operations, nor the results of historical operations, had all the transactions occurred as described above on either January 1, 1997 or January 1, 1998.

The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying Notes to the Pro Forma Condensed Consolidated Financial Statements, the Company's Annual Report on Form 10-K for the year ended December 31, 1997, as amended by Form 10-K/A, the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998 and the Statements of Revenue and Certain Expenses for certain of the acquired and probable properties (included elsewhere herein).


                                              EQUITY RESIDENTIAL PROPERTIES TRUST
                                        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                     AS OF MARCH 31, 1998
                                                           (UNAUDITED)
                                                     (AMOUNTS IN THOUSANDS)


                                                                       1998
                                                                    MOST RECENT        1998
                                                                     ACQUIRED        PROBABLE                         PRO
                                                      HISTORICAL  PROPERTIES (A)  PROPERTIES (B)  OFFERINGS (C)      FORMA
                                                    ------------  --------------  --------------  -------------  ------------
ASSETS
Rental property, net                                $  6,854,535     $  553,288      $  645,684     $       --   $  8,053,507
Investment in mortgage notes, net                        175,532        (88,184)             --             --         87,348
Cash and cash equivalents                                 77,575       (310,318)       (111,275)       350,258          6,240
Rents receivable                                           3,798             --              --             --          3,798
Deposits-restricted                                       39,645             --              --             --         39,645
Escrows deposits-mortgage                                 45,314             --              --             --         45,314
Deferred financing costs, net                             23,283             --              --             --         23,283
Other assets                                             109,660             --              --             --        109,660
                                                    ------------     ----------      ----------     ----------   ------------
   Total assets                                     $  7,329,342     $  154,786      $  534,409     $  350,258   $  8,368,795
                                                    ------------     ----------      ----------     ----------   ------------
                                                    ------------     ----------      ----------     ----------   ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable                              $  1,655,635     $  138,566      $  180,450     $       --   $  1,974,651
Line of credit                                                --             --         243,000             --        243,000
Notes, net                                             1,130,461             --              --        306,200      1,436,661
Accounts payable and accrued expenses                     66,787             --              --             --         66,787
Accrued interest payable                                  35,514             --              --             --         35,514
Rents received in advance and other liabilities           41,417             --              --             --         41,417
Security deposits                                         29,711             --              --             --         29,711
Distributions payable                                     89,015             --              --             --         89,015
                                                    ------------     ----------      ----------     ----------   ------------
   Total liabilities                                   3,048,540        138,566         423,450        306,200      3,916,756
                                                    ------------     ----------      ----------     ----------   ------------

Commitments and contingencies
Minority Interests                                       282,240         16,220          70,857             --        369,317
                                                    ------------     ----------      ----------     ----------   ------------

Shareholders' equity:
Common shares                                                964             --              --              9            973
Preferred shares                                       1,041,700             --              --             --      1,041,700
Employee notes                                            (4,987)            --              --             --         (4,987)
Paid in capital                                        3,122,344             --          40,102         44,049      3,206,495
Distributions in excess of accumulated earnings         (161,459)            --              --             --       (161,459)
                                                    ------------     ----------      ----------     ----------   ------------
   Total shareholders' equity                          3,998,562             --          40,102         44,058      4,082,722
                                                    ------------     ----------      ----------     ----------   ------------
   Total liabilities and shareholders' equity       $  7,329,342     $  154,786      $  534,409     $  350,258   $  8,368,795
                                                    ------------     ----------      ----------     ----------   ------------
                                                    ------------     ----------      ----------     ----------   ------------

(A) Reflects the most recent multifamily property acquisitions, which include The Gates at Carlson Center, Glengarry Club, Ravinia, Plum Tree, The Woodlands, Harbor Pointe, Sonterra at Foothill Ranch, Vista Pointe at the Valley, Emerson Place, Sierra Canyon, Northridge, The Arboretum, Townhomes of Meadowbrook, Woodridge, Brookside, Greystone, Coconut Palm Club, Portside Towers, Defoor Village, Plantation Ridge, Wynbrook and Cross Creek (collectively the "1998 Most Recent Acquired Properties"). In connection with such : (i) the amounts presented include the initial purchase price as well as subsequent closing costs anticipated to be incurred; (ii) the assumption of approximately $138.6 million of mortgage indebtedness; (iii) the issuance of approximately 324,000 OP Units with a value of approximately $16.2 million and (iv) the elimination of the investment in mortgage loans collateralized by five of the 1998 Most Recent Acquired Properties due to the acquisition of such properties.

(B) Reflects the probable acquisitions of Lakes at Vinings, Martins Landing, Lexington Village, Alderwood Park, Bellevue Meadows, Bramblewood, Briarwood, Cedar Pointe, Chelsea Square, Creekside, Grandview I & II, Greenhaven, Lincoln Green I & II, Lincoln Village I & II, Mountain Shadows, North Creek, Olde Redmond Place, Parkside, Skylark, Southwood, Summerwood, Surrey Downs, Timberwood, Turf Club, Willowick, Woodlake, Woodleaf, Woodridge I, II, III, Broadway, Cedar Ridge, Fielder Crossing, Lakeshore at Preston, Lakewood Greens, Pleasant Ridge, River Park, Sandstone, Villas at Josey Ranch, Wimbledon Oaks, Overlook Manor I, Overlook Manor II, Tilman Place and Willows (collectively the "1998 Probable Properties"). In connection with such probable acquisitions:
     (i) the amounts presented include the initial purchase price as well as subsequent closing costs anticipated to be incurred; (ii) the expected assumption of approximately $180.5 million of mortgage indebtedness and the expected draw of approximately $243 million on the line of credit and (iii) the expected issuance of approximately 2.3 million OP Units with a value of approximately $111 million.

(C) Reflects the additional issuance of 946,565 Common Shares at a price of $46.5459 per share (the "April 1998 Common Share Offering"). Also included are the net proceeds of approximately $298.1 raised through the issuance of the 2015 Notes and approximately $8.1 million from the sale of an option to remarket the 2015 notes in April 2005.


                                           EQUITY RESIDENTIAL PROPERTIES TRUST
                                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                         FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                                          (UNAUDITED)
                                         (AMOUNTS IN THOUSANDS EXCEPT FOR SHARE DATA)


                                                         1998           1998
                                                      PREVIOUSLY      MOST RECENT        1998
                                                       ACQUIRED        ACQUIRED        PROBABLE                           PRO
                                         HISTORICAL  PROPERTIES (A)  PROPERTIES (B)  PROPERTIES (C)  ADJUSTMENTS (D)      FORMA
                                         ----------  --------------  --------------  --------------  ---------------   ----------
REVENUES
Rental income                            $  277,226    $  4,051       $  17,825       $  20,852       $     --         $  319,954
Fee and asset management                      1,360          --              --              --             --              1,360
Interest income - investment in
  mortgage notes                              4,931          --              --              --         (1,873)             3,058
Interest and other income                     2,824          --              --              --           (791)             2,033
                                         ----------    --------       ---------       ---------       --------         ----------
  Total revenues                            286,341       4,051          17,825          20,852         (2,664)           326,405
                                         ----------    --------       ---------       ---------       --------         ----------

EXPENSES
Property and maintenance                     66,713         970           4,696           5,940         (2,006)            76,313
Real estate taxes and insurance              27,443         350           2,299           1,834             --             31,926
Property management                          11,579          --              --              --          1,014             12,593
Fee and asset management                      1,052          --              --              --             --              1,052
Depreciation                                 64,390          --              --              --          9,783             74,173
Interest:                                                                                                                      --
  Expense incurred                           50,254          --              --              --         13,382             63,636
  Amortization of deferred
    financing costs                             624          --              --              --             --                624
General and administrative                    4,880          --              --              --             --              4,880
                                         ----------    --------       ---------       ---------       --------         ----------
  Total expenses                            226,935       1,320           6,995           7,774         22,173            265,197
                                         ----------    --------       ---------       ---------       --------         ----------

Income before gain on disposition
  of properties and allocation to
  Minority Interests                         59,406    $  2,731       $  10,830       $  13,078     $  (24,837)            61,208
                                                       --------       ---------       ---------       --------
                                                       --------       ---------       ---------       --------
Gain on disposition of properties             1,869                                                                            --
                                         ----------                                                                    ----------
Income before allocation to
  Minority Interests                         61,275                                                                        61,208

(Income) allocated to Minority
  Interests (E)                              (3,688)                                                                       (4,406)
                                         ----------                                                                    ----------

Net income                                   57,587                                                                        56,802
Preferred distributions                      21,692                                                                        21,692
                                         ----------                                                                    ----------

Net income available to Common Shares    $   35,895                                                                     $  35,110
                                         ----------                                                                    ----------
                                         ----------                                                                    ----------

Net income per weighted average Common
 Share outstanding                       $     0.38                                                                       $  0.36
                                         ----------                                                                    ----------
                                         ----------                                                                    ----------

Weighted average Common Shares
 outstanding                                 93,361                                                                (F)     97,063
                                         ----------                                                                    ----------
                                         ----------                                                                    ----------
Net income per weighted average
 Common Share outstanding -
 assuming dilution                       $     0.38                                                                       $  0.36
                                         ----------                                                                    ----------
                                         ----------                                                                    ----------


(A) Reflects the results of operations for Cityscape, 740 River Drive, Prospect Towers, Park Place (TX), Park Westend, Emerald Bay, Farnham Park, Plantation (TX), Balcones Club, Coach Lantern, Foxcroft, Yarmouth Woods, Rolido Parque, Trails at Valley Ranch, The Fairfield (acquired from January through March 1998) (collectively the "1998 Previously Acquired Properties). The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1998 through the respective acquisition dates for each property.

(B) Reflects the results of operations for the 1998 Most Recent Acquired Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1998 Most Recent Acquired Properties for the three months ended March 31, 1998.

(C) Reflects the results of operations for the 1998 Probable Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1998 Probable Properties for the three months ended
     March 31, 1998.

(D)  Reflects the following adjustments to the Previously Acquired, Most
     Recent Acquired and Probable Properties' results of operations as follows:

     Interest income - investment in mortgage notes:
       Reduction of interest income on investment in mortgage loans collateralized by five of the  Most Recent Acquired Properties to the extent amounts are already included in the Company's
       historical financial results.                                              $  (1,873)
                                                                                  ---------
                                                                                  ---------
     Interest and other income:
       Reduction of interest income due to the use of working capital for
       property acquisitions.                                                     $    (791)
                                                                                  ---------
                                                                                  ---------
     Property and maintenance:
       The elimination of third-party management fees where the Company is
       providing onsite property management services.                             $  (2,006)
                                                                                  ---------
                                                                                  ---------
     Property management:
       Incremental cost associated with self management of the Previously
       Acquired, Most Recent Acquired and Probable Properties for the three
       months ended March 31, 1998.                                                $  1,014
                                                                                  ---------
                                                                                  ---------
     Depreciation:
       Reflects depreciation based on the expected total investment of approximately $1.4 billion for the Previously Acquired, Most Recent
       Acquired and Probable Properties less 10% allocated to land and depreciated over a 30-year life for real property.  Depreciation for the 1998 Previously Acquired Properties reflect amounts from January
       1, 1998 through the respective acquisition date for each property.          $  9,783
                                                                                  ---------
                                                                                  ---------

     Interest:
     Expense incurred:
       Interest on mortgage indebtedness for the Previously
       Acquired, Most Recent Acquired and Probable Properties (G).                 $  5,414
       Interest on $50 million of mortgage indebtedness for five
       of the Most Recent Acquired Properties.                                          849
       Interest and fees on a $243 million draw on the line of
       credit at a LIBOR rate of 5.71875% plus 45 basis points.                       2,289
       Interest associated with the issuance of the 2015 Notes.                       4,830
                                                                                  ---------
                                                                                  $  13,382
                                                                                  ---------
                                                                                  ---------

(E) A portion of income was allocated to Minority Interests representing interests in the Operating Partnership not owned by the Company. The pro forma allocation to Minority Interests (represented by OP Units) is based upon the percentage owned by such Minority Interests after giving effect to the pro forma transactions.

(F) Pro Forma weighted average Common Shares outstanding for the three months ended March 31, 1998 was 97 million, which assumes the Common Shares issued in connection with the January 1998 Common Share Offering, February 1998 Common Share Offerings and March Common Share Offering were outstanding as of January 1, 1998 and includes approximately 0.9 million Common Shares issued in connection with the April 1998 Common
     Share Offering.   The Common Shares outstanding does not include any
     shares issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(G) Detail of interest expense on mortgage indebtedness for the Previously Acquired, Most Recent Acquired and Probable Properties:

                                                       MORTGAGE            INTEREST       INTEREST
    PROPERTY                                         INDEBTEDNESS             RATE         EXPENSE
  -----------                                        -------------         ----------     --------
  740 River Drive (1)                                    $  6,967              7.75%      $  12
  Alderwood Park                                            4,379              7.75%         85
  Briarwood                                                12,800              4.00%        128
  Briarwood 2nd                                             1,513              7.73%         29
  Broadway                                                  6,298              8.35%        131
  Cedar Pointe                                             10,931              7.00%        191
  Cedar Ridge                                               3,750              8.13%         76
  Farnham Park (1)                                         11,546              8.00%         86
  Fielder Crossing                                          2,218             10.79%         60
  Greenhaven                                               10,966              4.00%        110
  Harbor Pointe                                            12,000              6.56%        197
  Lakes at Vinings                                         22,531              7.00%        394
  Lakeshore at Preston                                     13,300              7.60%        253
  Lakewood Greens                                           8,480              7.61%        161
  Lexington Village                                        18,750              8.25%        387
  Martins Landing                                          12,982              7.00%        227
  North Creek                                               8,347              7.79%        163
  Overlook Manor II                                         5,930              7.00%        104
  Park Place (TX) (1)                                      10,177              7.46%         32
  Park West End (1)                                         7,168              7.79%         25
  Pleasant Ridge                                            1,692              8.29%         35
  Portside Towers                                          58,500              8.00%      1,170
  Prospect Towers (1)                                      14,913              7.74%         38
  River Park                                                7,888              7.86%        155
  Rolido Parque (1)                                         7,246              7.96%         96
  Sandstone                                                 1,400              7.47%         26
  Skylark                                                  11,790              4.00%        118
  The Fairfield (1)                                        35,600              3.65%        301
  Townhomes of Meadowbrook                                 10,242              8.54%        219
  Villas at Josey Ranch                                     6,880              7.81%        134
  Wimbledon Oaks                                            7,625              7.80%        149
  Woodridge                                                 7,824              6.29%        122
                                                     -------------                       --------
  Totals                                               $  362,633                        $5,414
                                                     -------------                       --------
                                                     -------------                       --------

 (1)  The amounts presented for these properties represent historical amounts for the periods from January 1, 1998 through the respective acquisition dates for each property.


                                             EQUITY RESIDENTIAL PROPERTIES TRUST
                                   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                            FOR THE YEAR ENDED DECEMBER 31, 1997
                                                           (UNAUDITED)
                                         (AMOUNTS IN THOUSANDS EXCEPT FOR SHARE DATA)


                                                                          1998           1998
                                                                        ACQUIRED       PROBABLE                           PRO
                                                        HISTORICAL    PROPERTIES(A)  PROPERTIES(B)  ADJUSTMENTS(C)       FORMA
                                                       -----------    -------------  -------------  --------------     ----------
REVENUES
Rental income                                          $  707,733      $  92,203      $  80,649          $  --         $  880,585
Fee and asset management                                    5,697             --             --             --              5,697
Interest income - investment in mortgage notes             20,366             --             --          (4,907)           15,459
Interest and other income                                  13,525                                        (6,666)            6,859
                                                       -----------    -------------  -------------  --------------     ----------
 Total revenues                                           747,321         92,203         80,649         (11,573)          908,600
                                                       -----------    -------------  -------------  --------------     ----------
EXPENSES
Property and maintenance                                  176,075         28,436         24,358          (7,803)          221,066
Real estate taxes and insurance                            69,520         11,424          7,228             --             88,172
Property management                                        26,793             --             --           4,321            31,114
Fee and asset management                                    3,364             --             --             --              3,364
Depreciation                                              156,644             --             --          42,598           199,242
Interest:
 Expense incurred                                         121,324             --             --          61,199           182,523
 Amortization of deferred financing costs                   2,523             --             --             --              2,523
General and administrative                                 15,064             --             --             --             15,064
                                                       -----------    -------------  -------------  --------------     ----------
 Total expenses                                           571,307         39,860         31,586         100,315           743,068
                                                       -----------    -------------  -------------  --------------     ----------
Income before gain on disposition of properties
 and allocation to Minority Interests                     176,014      $  52,343      $  49,063     $  (111,888)          165,532
                                                                      -------------  -------------  --------------
                                                                      -------------  -------------  --------------

Gain on disposition of properties                          13,838                                                              --
                                                       -----------                                                     ----------

Income before allocation to Minority Interests            189,852                                                         165,532
(Income) allocated to Minority Interests (D)             (13,260)                                                         (12,857)
                                                       -----------                                                     ----------

Net income                                                176,592                                                         152,782
Preferred distributions                                    59,012                                                          59,012
                                                       -----------                                                     ----------
Net income available to Common Shares                  $  117,580                                                       $  93,663
                                                       -----------                                                     ----------
                                                       -----------                                                     ----------
Net income per weighted average Common
 Share outstanding                                        $  1.79                                                         $  1.28
                                                       -----------                                                     ----------
                                                       -----------                                                     ----------
Weighted average Common Shares outstanding                 65,729                                                     (E)  73,159
                                                       -----------                                                     ----------
                                                       -----------                                                     ----------
Net income per weighted average
 Common Share outstanding -
 assuming dilution                                     $     1.76                                                       $    1.26
                                                       -----------                                                     ----------
                                                       -----------                                                     ----------


(A) Reflects the results of operations of the 1998 Previously Acquired Properties and the 1998 Most Recent Acquired Properties (collectively the "1998 Acquired Properties"). The amounts presented represent the historical amounts for certain revenues and expenses for the year ended December 31, 1997.

(B) Reflects the results of operations of the 1998 Probable Properties. The amounts presented represent the historical amounts for certain revenues and expenses for the year ended December 31, 1997.


(C)  Reflects the following adjustments to the Acquired and Probable
     Properties' results of operations as follows:

     Interest income - investment in mortgage notes:
       Reduction of interest income on investment in mortgage loans collateralized by five of the Acquired Properties to the extent amounts are already included in the Company's historical
       financial results.                                                            $  (4,907)
                                                                                     ---------
                                                                                     ---------
     Interest and other income:
       Reduction of interest income due to the use of working capital for
       property acquisitions.                                                        $  (6,666)
                                                                                     ---------
                                                                                     ---------
     Property and maintenance:
       The elimination of third-party management fees where the Company is
       providing onsite property management services.                                $  (7,803)
                                                                                     ---------
                                                                                     ---------
     Property management:
       Incremental cost associated with self management of the Acquired and
       Probable Properties for the year ended December 31, 1997.                      $  4,321
                                                                                     ---------
                                                                                     ---------
     Depreciation:
       Reflects depreciation based on the expected total investment of approximately $1.4 billion for the Acquired and Probable Properties less amounts allocated to land, generally 10%, and depreciated over a
       30-year life for real property.                                               $  42,598
                                                                                     ---------
                                                                                     ---------
     Interest:
     Expense incurred:
       Interest on mortgage indebtedness for certain of the
       Acquired and Probable Properties (F).                                         $  25,111
       Interest on $50 million of mortgage indebtedness for five
       of the Acquired Properties.                                                       3,395
       Interest and fees on a $243 million draw on the line of
       credit at a LIBOR rate of 5.5% plus 45 basis points.                             13,373
       Interest associated with the issuance of the 2015 Notes.                         19,320
                                                                                     ---------
                                                                                     $  61,199
                                                                                     ---------
                                                                                     ---------

(D) A portion of income was allocated to Minority Interests representing interests in the Operating Partnership not owned by the Company. The pro forma allocation to Minority Interests (represented by OP Units) is based upon the percentage owned by such Minority Interests after giving effect to the pro forma transactions.

(E) Pro Forma weighted average Common Shares outstanding for the year ended December 31, 1997 was 73.1 million, which includes 65.7 million weighted average Common Shares outstanding as of December 31, 1997 plus the issuance of 4 million Common Shares in connection with the January 1998 Common Share Offering, the issuance of approximately 2 million Common Shares in connection with the February 1998 Common Share Offerings, the issuance of approximately 0.5 million Common Shares in connection with the March 1998 Common Share Offering and the issuance of approximately
     0.9 million Common Shares in connection with the April 1998 Common Share
     Offering.   The Common Shares outstanding does not include any shares
     issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(F) Detail of interest expense on mortgage indebtedness for the Acquired and Probable Properties:

                                                         MORTGAGE           INTEREST    INTEREST
  PROPERTY                                             INDEBTEDNESS           RATE       EXPENSE
  --------                                             ------------         ---------    --------
  740 River Drive                                        $  6,967              7.75%     $  540
  Alderwood Park                                            4,379              7.75%        339
  Briarwood                                                12,800              4.00%        512
  Briarwood 2nd                                             1,513              7.73%        117
  Broadway                                                  6,298              8.35%        526
  Cedar Pointe                                             10,931              7.00%        765
  Cedar Ridge                                               3,750              8.13%        305
  Farnham Park                                             11,546              8.00%        924
  Fielder Crossing                                          2,218             10.79%        239
  Greenhaven                                               10,966              4.00%        439
  Harbor Pointe                                            12,000              6.56%        787
  Lakes at Vinings                                         22,531              7.00%      1,577
  Lakeshore at Preston                                     13,300              7.60%      1,011
  Lakewood Greens                                           8,480              7.61%        645
  Lexington Village                                        18,750              8.25%      1,547
  Martins Landing                                          12,982              7.00%        909
  North Creek                                               8,347              7.79%        650
  Overlook Manor II                                         5,930              7.00%        415
  Park Place (TX)                                          10,177              7.46%        759
  Park West End                                             7,168              7.79%        558
  Pleasant Ridge                                            1,692              8.29%        140
  Portside Towers                                          58,500              8.00%      4,680
  Prospect Towers                                          14,913              7.74%      1,154
  River Park                                                7,888              7.86%        620
  Rolido Parque                                             7,246              7.96%        577
  Sandstone                                                 1,400              7.47%        105
  Skylark                                                  11,790              4.00%        472
  The Fairfield                                            35,600              3.65%      1,299
  Townhomes of Meadowbrook                                 10,242              8.54%        875
  Villas at Josey Ranch                                     6,880              7.81%        537
  Wimbledon Oaks                                            7,625              7.80%        595
  Woodridge                                                 7,824              6.29%        493
                                                       ------------                      --------
  Totals                                                $ 362,633                       $25,111
                                                       ------------                      --------
                                                       ------------                      --------

                               STATEMENTS OF REVENUE
                                AND CERTAIN EXPENSES





                        REQUIRED UNDER ITEM 7(a) OF FORM 8-K

                         Report of Independent Auditors

The Board of Trustees of
Equity Residential Properties Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of the Coconut Palm Club Apartments (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                             ERNST & YOUNG LLP

Chicago, Illinois
June 11, 1998

                               Coconut Palm Club Apartments
                        Statements of Revenue and Certain Expenses
                                  (AMOUNTS IN THOUSANDS)



                                           FOR THE
                                          THREE MONTHS         FOR THE
                                             ENDED            YEAR ENDED
                                         MARCH 31, 1998       DECEMBER 31,
                                          (UNAUDITED)             1997
                                        ------------------------------------
REVENUE
  Rental Income                              $714                 $2,812

CERTAIN EXPENSES
  Property operating and maintenance          165                    779
  Real estate taxes and insurance             114                    433
  Management fees                              29                    113
                                        ------------------------------------
                                              308                  1,325

Revenue in excess of certain expenses        $406                 $1,487
                                        ------------------------------------
                                        ------------------------------------

SEE ACCOMPANYING NOTES.

                           Coconut Palm Club Apartments

                 Notes to Statements of Revenue and Certain Expenses


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Residential Properties Trust (the "Company"). The accompanying financial statements are not representative of the actual operations of Coconut Palm Club Apartments for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of the Coconut Palm Club Apartments, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Coconut Palm Club Apartments.

In the preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

Coconut Palm Club Apartments had a management agreement with a management company unaffiliated with the property owner through the acquisition date. Management fees were based on 4% of total income. Upon acquisition of Coconut Palm Club Apartments by the Company, such management contract was canceled at which the Company will began to management Coconut Palm Club Apartments.

                               Coconut Palm Club Apartments

NOTE 2.   DESCRIPTION OF PROPERTY

The following is a description of the multifamily property:




                                                                           TOTAL
                                                 DATE     NUMBER OF      INVESTMENT
       PROPERTY NAME           LOCATION        ACQUIRED     UNITS           (A)
-----------------------------------------------------------------------------------
  Coconut Palm Club            Coconut Creek,     6/11/98      300         $20,415,000
    Apartments                   FL


NOTES

(A)  Includes initial purchase price and closing costs.

                           Report of Independent Auditors


The Board of Trustees of
Equity Residential Properties Trust


We have audited the accompanying Statement of Revenue and Certain Expenses of the Emerson Place Apartments (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                              ERNST & YOUNG LLP

Chicago, Illinois
May 1, 1998

                             Emerson Place Apartments
                     Statements of Revenue and Certain Expenses
                               (AMOUNTS IN THOUSANDS)



                                               FOR THE
                                             THREE MONTHS           FOR THE
                                                 ENDED            YEAR ENDED
                                            MARCH 31, 1998        DECEMBER 31,
                                               (UNAUDITED)           1997
                                            ---------------------------------
REVENUE
   Rental income                                 $1,912              $7,357


CERTAIN EXPENSES
   Property operating and maintenance               602               2,344
   Real estate taxes and insurance                  177                 709
   Management fees                                  107                 552
                                            ---------------------------------
                                                    886               3,605
                                            ---------------------------------

Revenue in excess of certain expenses            $1,026              $3,752
                                            ---------------------------------
                                            ---------------------------------




SEE ACCOMPANYING NOTES.

                             Emerson Place Apartments

                Notes to Statements of Revenue and Certain Expenses



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Residential Properties Trust (the "Company"). The accompanying financial statements are not representative of the actual operations of Emerson Place Apartments for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of the Emerson Place Apartments, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Emerson Place Apartments.

In the preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential and commercial leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

Emerson Place Apartments had an oral management agreement with a management company affiliated with the property owner through the acquisition date. In 1997, $551,736 of management fees were paid to an affiliate of the property owner. Upon acquisition of Emerson Place Apartments by the Company, such management contract was canceled at which time the Company began to manage Emerson Place Apartments.

In 1997, rental income includes rents of $218,112 from affiliated entities for commercial office space and a parking facility. These affiliated entities lease the office and parking spaces to unrelated third parties.

                             Emerson Place Apartments

                Notes to Statements of Revenue and Certain Expenses
                                    (continued)


2.   DESCRIPTION OF PROPERTIES

The following is a description of the multifamily property:




                                                                           TOTAL
                                                 DATE     NUMBER OF      INVESTMENT
       PROPERTY NAME           LOCATION        ACQUIRED     UNITS           (A)
-----------------------------------------------------------------------------------
  Emerson Place Apartments    Boston, MA        4/23/98      462         $72,515,000


NOTES

(A)  Includes initial purchase price and closing costs.

                           Report of Independent Auditors

The Board of Trustees of
Equity Residential Properties Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of The Fairfield (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                   ERNST & YOUNG LLP


Chicago, Illinois
June 4, 1998

                                   The Fairfield
                     Statements of Revenue and Certain Expenses
                               (AMOUNTS IN THOUSANDS)



                                                 FOR THE
                                               PERIOD FROM
                                             JANUARY 1, 1998    FOR THE
                                              THROUGH MARCH   YEAR ENDED
                                               25, 1998      DECEMBER 31,
                                               (UNAUDITED)      1997
                                            ----------------------------
REVENUE
   Rental Income                                 $1,181         $4,489


CERTAIN EXPENSES
   Property operating and maintenance               179            811
   Real estate taxes and insurance                  129            378
   Management fees                                   37            136
                                            ----------------------------
                                                    345          1,325

Revenue in excess of certain expenses              $836         $3,164
                                            ----------------------------
                                            ----------------------------


SEE ACCOMPANYING NOTES.

                                   The Fairfield

                Notes to Statements of Revenue and Certain Expenses


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statements of revenue and certain expenses for the year ended December 31, 1997 and the period from January 1, 1998 through March 25, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Residential Properties Trust (the "Company"). The accompanying financial statements are not representative of the actual operations of The Fairfield for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of The Fairfield, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of The Fairfield.

In the preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

The Fairfield was managed by an affiliated management company through the acquisition date. Management fees were based on 3% of total income. The management fees paid in 1997 to the affiliate of the property owner amounted to $135,735. Upon acquisition of The Fairfield by the Company, such management contract was canceled at which time the Company began to manage The Fairfield.

NOTE 2.  DESCRIPTION OF PROPERTY

The following is a description of the multifamily property:



     PROPERTY NAME   LOCATION     DATE ACQUIRED   NUMBER OF UNITS   TOTAL INVESTMENT (A)
----------------------------------------------------------------------------------------
    The Fairfield   Stamford, CT     3/26/98             263            $45,550,000



Note:

(A)  Includes initial purchase price and closing costs.

                           Report of Independent Auditors


The Board of Trustees of
Equity Residential Properties Trust


We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Focus Group Properties (the Properties) described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                       ERNST & YOUNG LLP

Chicago, Illinois
June 18, 1998

                              Focus Group Properties
                Combined Statements of Revenue and Certain Expenses
                               (AMOUNTS IN THOUSANDS)



                                                       FOR THE
                                                   THREE MONTHS      FOR THE
                                                        ENDED       YEAR ENDED
                                                  MARCH 31, 1998  DECEMBER 31,
                                                     (UNAUDITED)      1997
                                                  -----------------------------
REVENUE
   Rental income                                      $2,646          $9,080

CERTAIN EXPENSES
   Property operating and maintenance                    723           3,121
   Real estate taxes and insurance                       263             541
   Management fees                                       114             368
                                                  -----------------------------
                                                       1,100           4,030
                                                  -----------------------------

Revenue in excess of certain expenses                 $1,546          $5,050
                                                  -----------------------------
                                                  -----------------------------


SEE ACCOMPANYING NOTES.

                               Focus Group Properties

            Notes to Combined Statements of Revenue and Certain Expenses


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Residential Properties Trust (the "Company"). The accompanying combined financial statements consist of three multifamily properties that the Company has acquired and one property that the Company has reached an agreement, in principle, to acquire and is in the final stages of documenting the acquisition (the "Focus Group Properties"). The closing of the pending transaction is subject to certain contingencies and conditions; therefore, there can be no assurance that this transaction will be consummated.

The accompanying combined financial statements are not representative of the actual operations of the Focus Group Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of the Focus Group Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Focus Group Properties.

In the preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

The Focus Group Properties were or are expected to be managed by an affiliated management company through the acquisition date. Management fees of the properties were based upon 4% of total income. Upon acquisition of the properties by the Company, such management contracts were or will be canceled at which time the Company began or will begin to manage the properties.

                          Focus Group Properties
                       Notes to Combined Statements
                of Revenue and Certain Expenses (continued)

2.   DESCRIPTION OF PROPERTIES

The following multifamily properties are included in the combined statements of revenue and certain expenses:


                                                           DATE      NUMBER OF           TOTAL
     PROPERTY NAME        LOCATION          SELLER      ACQUIRED        UNITS       INVESTMENT (B)
-------------------------------------------------------------------------------------------------
Defoor Village (D)       Atlanta, GA          (A)        6/16/98         156        $13,515,000
Lexington Village        Alpharetta, GA       (A)          (C)           352         24,515,000
Plantation Ridge         Marietta, GA         (A)        6/16/98         454         23,215,000
Wynbrook                 Norcross, GA         (A)        6/18/98         318         13,515,000
                                                                      ---------------------------
                                                                       1,280        $74,760,000
                                                                      ---------------------------
                                                                      ---------------------------

NOTES

(A) The Focus Group Properties have been presented on a combined basis because all of the properties were or are commonly managed by Focus Management, Inc.

(B)  Includes initial purchase price and closing costs.

(C) The Company has made a commitment to acquire this property or has reached an agreement in principle and is in the final stages of documenting the acquisition of this property.

(D) Operations for this property began in June 1997 upon substantial completion of construction.

                            REPORT OF INDEPENDENT AUDITORS


The Board of Trustees of
Equity Residential Properties Trust

We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Frederick Probable Properties (the Probable Properties) described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Probable Properties' management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Probable Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                        ERNST & YOUNG LLP


Chicago, Illinois
May 29, 1998

                            Frederick Probable Properties
                Combined Statements of Revenue and Certain Expenses
                               (AMOUNTS IN THOUSANDS)


                                                 FOR THE THREE    FOR THE YEAR
                                                  MONTHS ENDED       ENDED
                                                 MARCH 31, 1998   DECEMBER 31,
                                                   (UNAUDITED)        1997
                                                -------------------------------
REVENUE
   Rental Income                                      $975           $3,712

CERTAIN EXPENSES
   Property operating and maintenance                  234            1,030
   Real estate taxes and insurance                     112              428
   Management fees                                      44              167
                                                -------------------------------
                                                       390            1,625

Revenue in excess of certain expenses                 $585           $2,087
                                                -------------------------------
                                                -------------------------------

SEE ACCOMPANYING NOTES.

                           Frederick Probable Properties
            Notes to Combined Statements of Revenue and Certain Expenses



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1997 and for the three months ended March, 31 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Residential Properties Trust (the "Company"). The accompanying combined financial statements consist of three multifamily properties for which the Company made a commitment to acquire or has reached an agreement, in principle, to acquire these properties and the Company is in the final stages of documenting the acquisition of these properties (the "Frederick Probable Properties" or the "Probable Properties"). The closings of these pending transactions are subject to certain contingencies and conditions; therefore, there can be no assurance that these transactions will be consummated.

The accompanying combined financial statements are not representative of the actual operations of the Frederick Probable Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of the Probable Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Probable Properties.

In the preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

The Frederick Probable Properties are expected to be managed by an affiliated management company through the acquisition date. Management fees are based upon a percentage ranging from 4% to 5% of gross revenues. The management fees paid in 1997 to the affiliate of the property owner amounted to $167,362. Upon acquisition of the Probable Properties by the Company, such management contracts will be canceled at which time the Company will begin to manage the properties.

                          Frederick Probable Properties
            Notes to Combined Statements of Revenue and Certain Expenses
                                    (continued)


NOTE 2.  DESCRIPTION OF PROPERTY

The following multifamily properties are included in the combined statements of revenue and certain expenses:


                                                                                 DATE         NUMBER OF             TOTAL
            PROPERTY NAME                      LOCATION         SELLER         ACQUIRED        UNITS            INVESTMENT(B)
-----------------------------------------------------------------------------------------------------------------------------
 Overlook Manor I & II                       Frederick, MD        (A)             (C)            290            $ 13,403,000
 Tillman Place                               Frederick, MD        (A)             (C)             64               3,858,000
 The Willows                                 Frederick, MD        (A)             (C)            204               9,649,000
                                                                                             --------------------------------
                                                                                                 558            $ 26,910,000
                                                                                             --------------------------------
                                                                                             --------------------------------

NOTE:

(A) The Frederick Probable Properties have been presented on a combined basis because all of the Probable Properties are commonly owned by Frederick.

(B)  Includes initial purchase price and closing costs.

(C) The Company has made a commitment to acquire this property or has reached an agreement in principle and is in the final stages of documenting the acquisition of this property.

                            Report of Independent Auditors

The Board of Trustees of
Equity Residential Properties Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of Harbor Pointe (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                  ERNST & YOUNG LLP


Chicago, Illinois
June 2, 1998

                                   Harbor Pointe
                     Statements of Revenue and Certain Expenses
                               (AMOUNTS IN THOUSANDS)


                                                  FOR THE THREE     FOR THE
                                                  MONTHS ENDED     YEAR ENDED
                                                 MARCH 31, 1998   DECEMBER 31,
                                                   (UNAUDITED)        1997
                                                ------------------------------
REVENUE
     Rental Income                                    $1,117        $  4,511

CERTAIN EXPENSES
     Property operating and maintenance                  356           1,541
     Real estate taxes and insurance                     167             647
     Management fees                                      45             180
                                                ------------------------------
                                                         568           2,368

Revenue in excess of certain expenses                 $  549        $  2,143
                                                ------------------------------
                                                ------------------------------

SEE ACCOMPANYING NOTES.

                                   Harbor Pointe

                Notes to Statements of Revenue and Certain Expenses


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Residential Properties Trust (the "Company"). The accompanying financial statements are not representative of the actual operations of Harbor Pointe for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of Harbor Pointe, have been excluded.
Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Harbor Pointe.

In the preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

Harbor Pointe was managed by an affiliated management company through the acquisition date. Management fees were based on 4% of total income. The management fees paid in 1997 to the affiliate of the property were $180,348. Upon acquisition of Harbor Pointe by the Company, such management contract was canceled at which time the Company began to manage Harbor Pointe.

NOTE 2.  DESCRIPTION OF PROPERTY

The following is a description of the multifamily property purchased by the
Company:


    PROPERTY NAME         LOCATION          DATE ACQUIRED         NUMBER OF UNITS        TOTAL INVESTMENT(A)
--------------------------------------------------------------------------------------------------------------
    Harbor Pointe       Milwaukee, WI           4/1/98                   595                 $23,965,000


Note:

(A)  Includes initial purchase price and closing costs.

                           REPORT OF INDEPENDENT AUDITORS


The Board of Trustees of
Equity Residential Properties Trust

We have audited the accompanying combined Statement of Revenue and Certain Expenses of The Lakes at Vinings Apartments and Martins Landing Apartments Probable Properties (the Probable Properties) described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Probable Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Probable Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                  ERNST & YOUNG LLP


Chicago, Illinois
June 4, 1998

      The Lakes at Vinings Apartments and Martins Landing Probable Properties
                Combined Statements of Revenue and Certain Expenses
                               (AMOUNTS IN THOUSANDS)


                                                 FOR THE THREE   FOR THE YEAR
                                                  MONTHS ENDED       ENDED
                                                 MARCH 31, 1998  DECEMBER 31,
                                                  (UNAUDITED)        1997
                                                -----------------------------
REVENUE
     Rental income                                  $  1,698      $  6,529

CERTAIN EXPENSES
     Property operating and maintenance                  414         1,875
     Real estate taxes and insurance                     116           503
     Management fees                                      67           257
                                                -----------------------------
                                                         597         2,635
                                                -----------------------------

Revenue in excess of certain expenses               $  1,101      $  3,894
                                                -----------------------------
                                                -----------------------------


SEE ACCOMPANYING NOTES.

         The Lakes at Vinings Apartments and Martins Landing Probable Properties

            Notes to Combined Statements of Revenue and Certain Expenses



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1997 and for the three months ended March, 31 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Residential Properties Trust (the "Company"). The accompanying combined financial statements consist of two multifamily properties for which the Company made a commitment to acquire or has reached an agreement, in principle, to acquire and the Company is in the final stages of documenting the acquisition of these properties ("The Lakes at Vinings Apartments and Martins Landing Apartments Probable Properties" or the "Probable Properties"). The closing of these pending transactions are subject to certain contingencies and conditions; therefore, there can be no assurance that these transactions will be consummated.

The accompanying combined financial statements are not representative of the actual operations of the Probable Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of the Probable Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Probable Properties.

In the preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

The Probable Properties are expected to be managed by an affiliated management company through the acquisition date. Management fees were based on 4% of gross revenues. In 1997, $257,431 of management fees were paid to an affiliate of the property owner. Upon acquisition of the Probable Properties by the Company, such management contracts will be canceled at which time the Company will begin to manage the Probable Properties.

        The Lakes at Vinings Apartments and Martins Landing Probable Properties
                            Notes to Combined Statements
                    of Revenue and Certain Expenses (continued)


NOTE 2.  DESCRIPTION OF PROPERTIES

The following multifamily properties are included in the combined statements of revenue and certain expenses:

                                             DATE     NUMBER OF       TOTAL
  PROPERTY NAME        LOCATION    SELLER  ACQUIRED     UNITS      INVESTMENT(B)
--------------------------------------------------------------------------------
Martins Landing       Atlanta, GA    (A)      (C)        300        $18,093,000
The Lakes at Vinings  Atlanta, GA    (A)      (C)        464         27,931,000

                                                      --------------------------
                                                         764        $46,024,000
                                                      --------------------------
                                                      --------------------------

NOTE:

(A) The Probable Properties have been presented on a combined basis because all of the Probable Properties are commonly owned.

(B)  Includes initial purchase price and closing costs.

(C) The Company has made a commitment to acquire this property or has reached an agreement in principle and is in the final stages of documenting the acquisition of this property.

                            Report of Independent Auditors


The Board of Trustees of
Equity Residential Properties Trust


We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Lincoln Property Company Probable Properties (the Probable Properties) described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Probable Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Probable Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                            ERNST & YOUNG LLP

Chicago, Illinois
April 30, 1998

                   Lincoln Property Company Probable Properties
                Combined Statements of Revenue and Certain Expenses
                               (AMOUNTS IN THOUSANDS)


                                                   FOR THE
                                                THREE MONTHS        FOR THE
                                                    ENDED         YEAR ENDED
                                               MARCH 31, 1998    DECEMBER 31,
                                                 (UNAUDITED)         1997
                                              -------------------------------
REVENUE
     Rental income                                 $13,999          $54,255

CERTAIN EXPENSES
     Property operating and maintenance              3,300           13,337
     Real estate taxes and insurance                 1,029            4,327
     Management fees                                   673            2,638
                                              -------------------------------
                                                     5,002           20,302
                                              -------------------------------

Revenue in excess of certain expenses              $ 8,997          $33,953
                                              -------------------------------
                                              -------------------------------


SEE ACCOMPANYING NOTES.

                   Lincoln Property Company Probable Properties

            Notes to Combined Statements of Revenue and Certain Expenses


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Residential Properties Trust (the "Company"). The accompanying combined financial statements consist of 25 multifamily properties for which the Company made a commitment to acquire or has reached an agreement, in principle, to acquire these properties and the Company is in the final stages of documenting the acquisition of these properties, (the "Lincoln Probable Properties" or the "Probable Properties").
 The closings of these pending transactions are subject to certain contingencies and conditions; therefore, there can be no assurance that these transactions will be consummated.

The accompanying combined financial statements are not representative of the actual operations of the Lincoln Probable Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of the Lincoln Probable Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Lincoln Probable Properties.

In the preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

The Lincoln Probable Properties have been presented on a combined basis because all of the properties were either commonly owned or managed by Lincoln Property Company, the seller of the Probable Properties.

The Lincoln Probable Properties are expected to be managed by an affiliated management company through the acquisition date. Management fees are based upon a percentage ranging from 3.75% to 5% of total income. Upon acquisition of the Probable Properties by the Company, such management contracts will be canceled at which time the Company will begin to manage the properties.

                    Lincoln Property Company Probable Properties
                            Notes to Combined Statements
                     of Revenue and Certain Expenses (continued)



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

Lincoln Residential Services of Colorado, Inc. and Southwest Landscape by Design perform landscaping services at certain of the Probable Properties. The Probable Properties paid approximately $210,000 to these affiliated companies during 1997 for the landscaping services rendered.

Lincoln Check is a related party of the Probable Properties that performs credit verification services for certain of the Probable Properties. The Probable Properties paid Lincoln Check approximately $51,200 during 1997 for credit check services.

The Probable Properties paid the affiliated management company approximately $4,400 during 1997 for cash management services.

2.   DESCRIPTION OF PROPERTIES

The 25 Probable Properties are multifamily properties and contain a total of 5,774 units. The properties range in size from 99 to 584 units. The Probable Properties are located in California, Colorado, Nevada and Washington.

The Company's total investment for the Probable Properties, including initial purchase price and closing costs is expected to be approximately $465,695,000.

                            REPORT OF INDEPENDENT AUDITORS


The Board of Trustees of
Equity Residential Properties Trust

We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Magnum Probable Properties (the Probable Properties) described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Probable Properties' management. Our responsibility is to express an opinion on the Combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Probable Properties' combined revenue and expenses.

In our opinion, the Combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                       ERNST & YOUNG LLP


Chicago, Illinois
May 1, 1998

                             Magnum Probable Properties
                Combined Statements of Revenue and Certain Expenses
                               (AMOUNTS IN THOUSANDS)


                                                  FOR THE THREE   FOR THE YEAR
                                                  MONTHS ENDED       ENDED
                                                 MARCH 31, 1998   DECEMBER 31,
                                                   (UNAUDITED)        1997
                                                -------------------------------
REVENUE
     Rental Income                                   $3,390         $13,309

CERTAIN EXPENSES
     Property operating and maintenance                 835           3,586
     Real estate taxes and insurance                    478           1,867
     Management fees                                    136             537
                                                -------------------------------
                                                      1,449           5,990
                                                -------------------------------

Revenue in excess of certain expenses                $1,941        $  7,319
                                                -------------------------------
                                                -------------------------------


SEE ACCOMPANYING NOTES.

                             Magnum Probable Properties

            Notes to Combined Statements of Revenue and Certain Expenses



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1997 and for the three months ended March, 31 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Residential Properties Trust (the "Company"). The accompanying combined financial statements consist of 10 multifamily properties for which the Company made a commitment to acquire or has reached an agreement, in principle, to acquire these properties and the Company is in the final stages of documenting the acquisition of these properties (the "Magnum Probable Properties" or the "Probable Properties"). The closings of these pending transactions are subject to certain contingencies and conditions; therefore, there can be no assurance that these transactions will be consummated.

The accompanying combined financial statements are not representative of the actual operations of the Magnum Probable Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of the Magnum Probable Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Magnum Probable Properties.

In the preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

The Magnum Probable Properties had a management agreement with a management company affiliated with the property owner through the acquisition date. Management fees were based on 4% of gross revenues. In 1997, $536,512 of management fees were paid to an affiliate of the property owner. Upon acquisition of the Magnum Probable Properties by the Company, such management contracts will be canceled at which time the Company will begin to manage the properties.

                             Magnum Probable Properties

            Notes to Combined Statements of Revenue and Certain Expenses
                                    (continued)


NOTE 2.  DESCRIPTION OF PROPERTIES

The following multifamily properties are included in the combined statements of revenue and certain expenses:


                                                                           DATE             NUMBER OF                 TOTAL
    PROPERTY NAME                  LOCATION                SELLER        ACQUIRED             UNITS               INVESTMENT(B)
-------------------------------------------------------------------------------------------------------------------------------
 Cedar Ridge                     Arlington, TX               (A)            (C)                121                 $ 4,815,000
 Lakewood Greens                 Dallas, TX                  (A)            (C)                252                  11,015,000
 Pleasant Ridge                  Arlington, TX               (A)            (C)                 63                   2,415,000
 Sandstone at Bear Creek         Euless, TX                  (A)            (C)                 40                   1,815,000
 Villas at Josey Ranch           Carrollton, TX              (A)            (C)                198                   8,815,000
 Wimbledon Oaks                  Arlington, TX               (A)            (C)                248                  10,315,000
 The Broadway                    Garland, TX                 (A)            (C)                288                   9,215,000
 Fielder Crossing                Arlington, TX               (A)            (C)                119                   4,615,000
 River Park                      Fort Worth, TX              (A)            (C)                280                  11,015,000
 Lakeshore at Preston            Plano, TX                   (A)            (C)                302                  18,505,000
                                                                                            -----------------------------------
                                                                                              1,911                $82,540,000
                                                                                            -----------------------------------
                                                                                            -----------------------------------

NOTE:

(A) The Magnum Probable Properties have been presented on a combined basis because all of the properties were either commonly owned and managed by Magnum, the seller of the Probable Properties.

(B)  Includes initial purchase price and closing costs.

(C) The Company has made a commitment to acquire this property or has reached an agreement in principle and is in the final stages of documenting the acquisition of this property.

                            Report of Independent Auditors

The Board of Trustees of
Equity Residential Properties Trust

We have audited the accompanying combined Statement of Revenue and Certain Expenses of TCRS Properties (the Properties) described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                       ERNST & YOUNG LLP


Chicago, Illinois
June 10, 1998

                                  TCRS Properties
                Combined Statements of Revenue and Certain Expenses
                               (AMOUNTS IN THOUSANDS)




                                                  FOR THE THREE     FOR THE
                                                  MONTHS ENDED     YEAR ENDED
                                                 MARCH 31, 1998   DECEMBER 31,
                                                   (UNAUDITED)        1997
                                                ------------------------------
REVENUE
     Rental Income                                  $ 3,548        $ 13,867

CERTAIN EXPENSES
     Property operating and maintenance                 742           2,955
     Real estate taxes and insurance                    565           2,136
     Management fees                                    160             630
                                                ------------------------------
                                                      1,467           5,721

Revenue in excess of certain expenses               $ 2,081        $  8,146
                                                ------------------------------
                                                ------------------------------

SEE ACCOMPANYING NOTES.

                                  TCRS Properties

            Notes to Combined Statements of Revenue and Certain Expenses


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Residential Properties Trust (the "Company"). The accompanying combined financial statements consist of five multifamily properties which the Company has purchased.

The accompanying combined financial statements are not representative of the actual operations of the TCRS Properties (the "Properties") for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of the Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the TCRS Properties.

In the preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

The TCRS Properties were managed by two affiliated management companies through the acquisition date. Management fees were based on 4.5% of total income. The management fees paid in 1997 to the affiliates of the property owner amounted to $629,727. Upon acquisition of the Properties by the Company, such management contracts were canceled at which time the Company began to manage the Properties.

TCR Risk Management, an affiliate of the Properties, provided insurance services to all five of the Properties through the acquisition date. The Properties paid TCR Risk Management approximately $91,000 during 1997 related to such services.

                                 TCRS Properties
                           Notes to Combined Statements
                    of Revenue and Certain Expenses (continued)


2.   DESCRIPTION OF PROPERTIES

The following multifamily properties are included in the combined statements of revenue and certain expenses:


      Property                                                    Date          Number of        Total
        Name                     Location          Seller        Acquired         Units       Investment(B)
------------------------------------------------------------------------------------------   ---------------
 Gates at Carlson            Minnetonka, MN          (A)         4/1/98             435        $27,640,000
 GlenGarry Club              Bloomington, IL         (A)         4/1/98             250         18,448,000
 Woodlands                   Brookfield, WI          (A)         4/1/98             148         15,034,000
 Ravinia                     Greenfield, WI          (A)         4/1/98             206         12,840,000
 Plumtree I, II, and III     Hales Corners, WI       (A)         4/1/98             332         21,813,000
                                                                               -----------   ---------------
                                                                                  1,371        $95,775,000
                                                                               -----------   ---------------
                                                                               -----------   ---------------

Notes

(A) The TCRS Properties have been presented on a combined basis because all of the Properties are commonly owned and managed.

(B)  Includes initial purchase price and closing costs.

                            Report of Independent Auditors

The Board of Trustees of
Equity Residential Properties Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of the Northridge Apartments (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                  ERNST & YOUNG LLP


Chicago, Illinois
June 9, 1998

                               Northridge Apartments
                     Statements of Revenue and Certain Expenses
                               (AMOUNTS IN THOUSANDS)


                                                  FOR THE THREE     FOR THE
                                                  MONTHS ENDED     YEAR ENDED
                                                 MARCH 31, 1998   DECEMBER 31,
                                                   (UNAUDITED)        1997
                                                ------------------------------
REVENUE
     Rental Income                                   $  641        $  2,359

CERTAIN EXPENSES
     Property operating and maintenance                 154             658
     Real estate taxes and insurance                     51             211
     Management fees                                     23              83
                                                ------------------------------
                                                        228             952

Revenue in excess of certain expenses                $  413        $  1,407
                                                ------------------------------
                                                ------------------------------

SEE ACCOMPANYING NOTES.

                               Northridge Apartments

                Notes to Statements of Revenue and Certain Expenses


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Residential Properties Trust (the "Company"). The accompanying financial statements are not representative of the actual operations of Northridge Apartments for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of Northridge Apartments, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Northridge Apartments.

In the preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

Northridge Apartments had a management agreement with a management company affiliated with the property owner through the acquisition date. Management fees were based on 3.5% of total income. In 1997, $82,882 of management fees were paid to an affiliate of the property owner. Upon acquisition of Northridge Apartments by the Company, such management contract was canceled at which time the Company began to manage Northridge Apartments.

NOTE 2.  DESCRIPTION OF PROPERTY

The following is a description of the multifamily property:


     PROPERTY NAME                   LOCATION                  DATE ACQUIRED        NUMBER OF UNITS        TOTAL INVESTMENT (A)
--------------------------------------------------------------------------------------------------------------------------------
 Northridge Apartments           Pleasant Hill, CA                5/14/98                 221                   $20,015,000


Note:

(A)  Includes initial purchase price and closing costs.

                           Report of Independent Auditors

The Board of Trustees of
Equity Residential Properties Trust


We have audited the accompanying Statement of Revenue and Certain Expenses of the Portside Towers Apartments (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                       ERNST & YOUNG LLP


Chicago, Illinois
June 11, 1998

                             Portside Towers Apartments
                     Statements of Revenue and Certain Expenses
                               (AMOUNTS IN THOUSANDS)

                                                    FOR THE
                                                  THREE MONTHS      FOR THE
                                                     ENDED         YEAR ENDED
                                                 MARCH 31, 1998   DECEMBER 31,
                                                   (UNAUDITED)        1997
                                                ------------------------------
REVENUE
     Rental Income                                   $3,039          $7,228

CERTAIN EXPENSES
     Property operating and maintenance                 415           1,345
     Real estate taxes and insurance                    477           1,150
     Management fees                                     94             300
                                                ------------------------------
                                                        986           2,795

Revenue in excess of certain expenses                $2,053          $4,433
                                                ------------------------------
                                                ------------------------------


SEE ACCOMPANYING NOTES.

                             Portside Towers Apartments

                Notes to Statements of Revenue and Certain Expenses



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Residential Properties Trust (the "Company"). The accompanying financial statements are not representative of the actual operations of Portside Towers Apartments for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of Portside Towers Apartments, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Portside Towers Apartments.

In the preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential and commercial leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

Portside Towers Apartments had a management agreement with a management company affiliated with the property owner through the acquisition date. Management fees were based on 4% of total income. Upon acquisition of Portside Towers Apartments by the Company, such management contract was canceled at which time the Company began to manage Portside Towers Apartments.

The Property had a security agreement with an affiliated company. Security services incurred during 1997 were $86,714.

                                Portside Towers Apartments

NOTE 2.  DESCRIPTION OF PROPERTY

The following is a description of the multifamily property:


          PROPERTY NAME                LOCATION             DATE ACQUIRED        NUMBER OF UNITS (B)        TOTAL INVESTMENT (A)
---------------------------------------------------------------------------------------------------------------------------------
            Portside Towers           Jersey City, NJ        6/11/98                   527                   $119,095,000

Note:

(A)  Includes initial purchase price and closing costs.

(B) In addition to the residential units, the property includes ground floor commercial space.

                           Report of Independent Auditors


The Board of Trustees of
Equity Residential Properties Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of Sonterra at Foothill Ranch (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Equity Residential Properties Trust's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                  ERNST & YOUNG LLP


Chicago, Illinois
April 30, 1998

                             Sonterra at Foothill Ranch
                     Statements of Revenue and Certain Expenses
                               (AMOUNTS IN THOUSANDS)

                                                 FOR THE THREE   FOR THE YEAR
                                                  MONTHS ENDED       ENDED
                                                 MARCH 31, 1998   DECEMBER 31,
                                                  (UNAUDITED)        1997
                                                ------------------------------
REVENUE
     Rental Income                                    $  840      $  2,287

CERTAIN EXPENSES
     Property operating and maintenance                  154           532
     Real estate taxes and insurance                     148           286
     Management fees                                      34           132
                                                ------------------------------
                                                         336           950

Revenue in excess of certain expenses                 $  504      $  1,337
                                                ------------------------------
                                                ------------------------------


SEE ACCOMPANYING NOTES.


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

                             Sonterra at Foothill Ranch
                Notes to Statements of Revenue and Certain Expenses


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statements of revenue and certain expenses for the year ended December 31, 1997 and for the three months ended March, 31 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Residential Properties Trust (the "Company"). The accompanying financial statements are not representative of the actual operations of Sonterra at Foothill Ranch for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of Sonterra at Foothill Ranch, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Sonterra at Foothill Ranch.

In the preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

Sonterra at Foothill Ranch had a management agreement with a management company affiliated with the property owner through the acquisition date to maintain and manage the operations of the apartment complex. Management fees were based on 4% of gross revenues. Of the management fees paid in 1997, $132,397 were paid to an affiliate of the property owner. Upon acquisition of Sonterra at Foothill Ranch by the Company, such management contract was canceled at which time the Company began to manage Sonterra at Foothill Ranch.

NOTE 2.  DESCRIPTION OF PROPERTY

The following is a description of the residential rental property:


            PROPERTY NAME                   LOCATION            DATE ACQUIRED        NUMBER OF UNITS        TOTAL INVESTMENT (A)
---------------------------------------------------------------------------------------------------------------------------------
   Sonterra at Foothill Ranch (B)      Foothill Ranch, CA           4/1/98                 300                  $ 31,515,000

Note:

(A)  Includes initial purchase price and closing costs.

(B) Operations for this property began in January 1997 and the property was substantially completed in May 1997.


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      EQUITY RESIDENTIAL PROPERTIES TRUST



      July 9, 1998                    By:  /s/       Michael J. McHugh
   ------------------                      -------------------------------------
         (Date)                                      Michael J. McHugh
                                      Executive Vice President, Chief Accounting
                                                   Officer and Treasurer


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